UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4571

Name of Registrant: Vanguard Pennsyslvania Tax-Free Funds

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  November 30

Date of reporting period:  December 1, 2003 - May 31, 2004

Item 1: Reports to Shareholders

VANGUARD(R)  PENNSYLVANIA
TAX-EXEMPT FUNDS

MAY 31,  2004


SEMIANNUAL REPORT

VANGUARD(R) PENNSYLVANIA
TAX-EXEMPT MONEY MARKET FUND

VANGUARD(R)PENNSYLVANIA
LONG-TERM TAX-EXEMPT FUND



[THE VANGUARD GROUP(R) LOGO]

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

--------------------------------------------------------------------------------
CONTENTS
 1  LETTER FROM THE CHAIRMAN
 6  REPORT FROM THE ADVISOR
 9  FUND PROFILES
11  GLOSSARY OF INVESTMENT TERMS
12  PERFORMANCE SUMMARIES
14  ABOUT YOUR FUND'S EXPENSES
16  FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
SUMMARY

* The Vanguard Pennsylvania Tax-Exempt Funds provided returns consistent with an environment of low, but rising, interest rates.
* The yield of the Tax-Exempt Money Market Fund budged only slightly, while the yield of the Long-Term Tax-Exempt Fund rose as the prices of its bonds declined.
*    The returns of both funds exceeded the average returns of their peer funds.

WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholder,

During the six months ended May 31, 2004, surprisingly strong economic growth fueled fears of inflation, boosting the yields (and depressing the prices) of most municipal bonds. The shortest-term securities--those held by money market portfolios--were an exception to this pattern. Their yields held steady as investors awaited the Federal Reserve Board's June meeting on monetary policy.

[PHOTOS OF JOHN J. BRENNAN APPEAR HERE]


--------------------------------------------------------------------------------
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                    MAY 31, 2004
--------------------------------------------------------------------------------
VANGUARD PENNSYLVANIA TAX-EXEMPT
  MONEY MARKET FUND                                                         0.4%
  (SEC 7-Day Annualized Yield: 0.94%)
Average Pennsylvania Tax-Exempt
  Money Market Fund*                                                        0.2
--------------------------------------------------------------------------------
VANGUARD PENNSYLVANIA LONG-TERM
  TAX-EXEMPT FUND
  Investor Shares                                                          -0.5%
  Admiral Shares                                                           -0.5
Lehman 10 Year Municipal Bond Index                                        -0.1
Average Pennsylvania Municipal Debt Fund*                                  -0.7
Lehman Municipal Bond Index                                                -0.2
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

The Vanguard Pennsylvania Tax-Exempt Funds provided returns consistent with these trends. The Long-Term Tax-Exempt Fund returned -0.5%, as its interest income was not enough to offset the decline in bond prices. The Tax-Exempt Money Market Fund returned 0.4%. The returns of both funds exceeded the average returns of their peer groups. The funds' starting and ending net asset values and distributions to shareholders in the period appear on page 5.

The funds' yields also reflected the market environment, rising slightly for the Tax-Exempt Money Market Fund and more significantly for the Long-Term Tax-Exempt Fund. At the end of the six-month period, the Tax-Exempt Money Market Fund offered a yield of 0.94%, representing a taxable-equivalent yield of 1.49% for investors in the highest federal tax bracket. (This calculation accounts for federal and state taxes, but not local taxes or the possibility that an investor might be subject to

--------------------------------------------------------------------------------
ADMIRAL(TM) SHARES
A LOWER-COST CLASS OF SHARES AVAILABLE TO MANY LONGTIME SHAREHOLDERS AND TO THOSE WITH SIGNIFICANT INVESTMENTS IN THE FUND.
--------------------------------------------------------------------------------

the alternative minimum tax.) The Investor Shares of the Long-Term Tax-Exempt Fund provided a yield of 3.96%, for a taxable-equivalent yield of 6.29%. The Admiral Shares' 4.02% yield was equivalent to a taxable yield of 6.38%.

STRENGTHENING ECONOMY PUSHED BOND YIELDS HIGHER

     The fixed income markets were quiet for much of the six months, but interest rates rose sharply in April as the economic expansion gathered momentum, raising the specter of inflation. The yield of the benchmark 10-year U.S. Treasury note increased 32 basis points during the period, from 4.33% to 4.65%, as bond prices declined. The Lehman Brothers Aggregate Bond Index, a measure of the taxable investment-grade bond market, returned 0.6%.

     The yields of short-term securities rose in expectation of actions by the Fed to boost interest rates, but those of the shortest-term securities were relatively stable. The yield of the 3-month Treasury bill, a proxy for money market rates, closed the period at 1.06%, compared with 0.93% when the fiscal year began.

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                      PERIODS ENDED MAY 31, 2004
                                                   -----------------------------
                                                        SIX        ONE      FIVE
                                                     MONTHS       YEAR    YEARS*
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                            0.6%      -0.4%      6.8%
  (Broad taxable market)
Lehman Municipal Bond Index                           -0.2        0.0       5.5
Citigroup 3-Month Treasury Bill Index                  0.5        1.0       3.2
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                        6.4%      18.9%     -1.0%
Russell 2000 Index (Small-caps)                        4.5       30.3       6.7
Dow Jones Wilshire 5000 Index                          6.4       20.5      -0.5
  (Entire market)
MSCI All Country World Index
  ex USA (International)                                9.6       33.2       1.4
================================================================================
CPI
Consumer Price Index                                   2.5%       3.1%      2.6%
--------------------------------------------------------------------------------
*Annualized.

     A more pronounced version of these dy-namics was at play in the municipal bond market. Municipal yields rose more sharply than Treasury rates, producing steeper price declines and causing municipal bonds to trail their Treasury counterparts. The yield of a 10-year AAA-rated general-obligation bond rose 38 basis points to 3.93%. The broad municipal market, as measured by the Lehman Municipal Bond Index, returned -0.2%.

STOCKS ROSE, THEN STALLED

     The fiscal half-year opened with strong returns in domestic and foreign stock markets, as the bull market of 2003 spilled into January. Toward the end of the period, stock prices retreated. For the six months, the U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 6.4%. Large-capitalization stocks fared better than smaller stocks, and value-oriented shares (those that generally trade at below-market valuations relative to their book values and other fundamental measures) posted better results than growth stocks (those expected to produce above-average earnings growth).

PERFORMANCE WAS SUBDUED, BUT PROSPECTS BRIGHTENED

     During the first half of fiscal 2004, the Long-Term Tax-Exempt Fund produced a negative total return, but the period was marked by some positives. The most significant influence on performance was the rise in interest rates (or, put differently, the decline in bond prices). The increase in rates was felt most by securities with maturities of less than 10 years.

     Rising rates reduced the capital value of the fund's shares by -2.7%, which was partially offset by the fund's six-month income return of 2.2%. (It's worth noting that a bond fund's semiannual return includes just a half-year's worth of interest income but reflects the full impact of any price changes resulting from interest rate trends.) During the six months, the fund's advisor--Vanguard Fixed Income Group--kept the fund's average duration (a measure of its interest rate sensitivity) near the short end of its typical range. This positioning helped moderate the effect of rising rates.

     Two positive developments--mostly prospective--were Pennsylvania's improving fiscal strength, which enhances the attractiveness of the state's debt, and an improvement in the relative valuation between Treasury and municipal securities. With the latter, the bad news is that the more attractive valuation simply reflects the swifter decline in municipal prices than in Treasury prices. The good news is that new municipal investments and reinvested distributions can be put to work at higher absolute yields and at more attractive yields relative to Treasuries.

     For the Tax-Exempt Money Market Fund, the yield was mostly stable; it rose just 1 basis point during the six months. The fund maintained a net asset value of $1 per share (as is expected, but not guaranteed) and generated a higher return than its peer-group average. The advisor made few changes to the composition of the high-credit-quality portfolio.

     As I noted at the outset, both funds' returns surpassed the average returns of their peer groups, a tribute to the talents of Vanguard Fixed Income Group and also to the funds' very low operating expenses. Low costs are important in any environment, but their value is especially apparent in times of low interest rates, such as those of the past few years. For more information about the funds and the municipal bond market, please see the Report from the Advisor, which begins on page 6; additional information about expenses is on pages 14 and 15.


THOUGH THERE ARE NEW CONCERNS, OUR ADVICE IS THE SAME

     Not long ago, during the punishing bear market, we were counseling investors not to give up on stocks. Today, investor apprehension seems to have relocated to the bond market, but our message is the same. The best response to the ever-changing risks of the financial markets is to develop a plan and stick with it. A sensible plan includes a mix of stock, bond, and money market funds weighted in proportions appropriate to your unique circumstances. When a tough period strikes one asset class, some of the pain can be offset by better performance in another. Over time, this simple, balanced approach puts you in a good position to meet your financial goals.

     Thank you for entrusting your assets to us.

     Sincerely,
     /s/John J. Brennan
     JOHN J. BRENNAN

     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
     JUNE 10, 2004

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE               NOVEMBER 30, 2003-MAY 31, 2004

                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------
PENNSYLVANIA                    STARTING          ENDING       INCOME    CAPITAL
TAX-EXEMPT FUND              SHARE PRICE     SHARE PRICE    DIVIDENDS      GAINS
--------------------------------------------------------------------------------
Money Market                      $ 1.00          $ 1.00       $0.004     $0.000
Long-Term
  Investor Shares                  11.74           11.36        0.264      0.062
  Admiral Shares                   11.74           11.36        0.267      0.062
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

     Interest rates declined for much of the six months ended May 31, 2004, but reversed course in the final two months, finishing the period significantly higher than where they started. The Vanguard Pennsylvania Tax-Exempt Funds produced total returns consistent with this environment: 0.4% for the Tax-Exempt Money Market Fund and -0.5% for the Long-Term Tax-Exempt Fund. The rise in interest rates was most pronounced among shorter-maturity bonds, flattening the yield curve. (In other words, the interest rate spread between short- and long-term bonds narrowed.)

THE  INVESTMENT ENVIRONMENT

     The economy expanded strongly during the semiannual period. In the fourth quarter of 2003, real (inflation-adjusted) gross domestic product increased an annualized 4.1%, and in the first quarter of 2004 it rose 3.9%. Business capital spending accelerated, adding fuel to an economic engine that had been powered mostly by the consumer over the past few years.

     Although the Federal Reserve Board maintained its target for the federal funds rate at 1.00% during the six months, both the bond market's and the Fed's focus seemed to shift from the possibility of deflation to signs of incipient inflation. At its May 4 meeting, the Fed's Open Market Committee said it was adopting a "measured" approach to current monetary policy, a statement widely interpreted as a signal that the Fed would soon begin to raise rates to offset inflationary pressures. As the six-month period ended, the market was forecasting that the Fed would boost its rate target. Fed officials are expected to implement any rate increases slowly over a lengthy period.

--------------------------------------------------------------------------------
INVESTMENT  PHILOSOPHY
The advisor believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and Pennsylvania income taxes by investing in high-quality securities issued by Pennsylvania state, county, and municipal governments.
--------------------------------------------------------------------------------

     On balance, the economic signals were positive, but concerns remained, including those associated with the soaring price of oil. Although OPEC members indicated that they planned to boost production, the price of a barrel of crude at the end of May was still around $40, and gasoline prices were stuck at more than $2 a gallon as the summer driving season began. Our assessment is that the economy will continue to expand, and--in keeping with the market consensus--we believe that the Fed will gradually raise rates to protect against any reemergence of inflation.

MUNIS GENERALLY UNDERPERFORMED TREASURIES

     Except for the longest-term bonds, rate increases (and the corresponding price declines) were sharper among municipal securities than among U.S. Treasury securities, leading munis to underperform. Because of the widespread anticipation of rate increases by the Fed, shorter-term munis--those with maturities of less than 10 years--were hit particularly hard, as illustrated by the increase in yields in the adjacent table.

--------------------------------------------------------------------------------
YIELDS OF MUNICIPAL BONDS
(AAA-RATED GENERAL-OBLIGATION ISSUES)
                                                                          CHANGE
MATURITY                   NOV. 30, 2003         MAY 31, 2004     (BASIS POINTS)
--------------------------------------------------------------------------------
2 years                            1.40%                2.00%               +60
5 years                            2.39                 3.10                +71
10 years                           3.55                 3.93                +38
30 years                           4.72                 4.99                +27
--------------------------------------------------------------------------------
Source: The Vanguard Group.

     In Pennsylvania, the supply of newly issued municipal bonds declined 17.6% compared with the same period a year ago--from $7.5 billion in the first half of fiscal 2003 to $6.2 billion this fiscal half-year. Lower supply typically provides some support for the market. State tax revenues improved as the economy gathered momentum, enhancing the strength of the state's general-obligation bonds. The Commonwealth increased the personal income tax rate from 2.80% to 3.07%, not necessarily good news overall, but a development that makes municipal bonds more attractive relative to Treasuries for Pennsylvania residents.

     The performances of the Vanguard Pennsylvania Tax-Exempt Funds were in line with their market segments. We maintained our focus on the market's higher-quality issues, and as we had during the previous six months, we positioned the funds defensively relative to interest rate risk. The portfolios' average maturities and durations ended the period at the low end of their prescribed ranges. Both funds provided higher returns than their peer-group averages.

     An important advantage we continue to enjoy relative to peer funds is our lower costs. Despite the rise in interest rates, yields remain at very low levels by historical standards. Even seemingly modest differences in expense ratios can consume a large proportion of the yield available to shareholders.

     Robert F. Auwaerter, PRINCIPAL
     Christopher M. Ryon, PRINCIPAL
     Pamela Wisehaupt Tynan, PRINCIPAL
     Kathryn T. Allen, PRINCIPAL
     John M. Carbone, PRINCIPAL
     VANGUARD FIXED INCOME GROUP

     JUNE 16, 2004

As of 5/31/2004 FUND PROFILES

These Profiles provide snapshots of each fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 11.


PENNSYLVANIA TAX-EXEMPT
MONEY MARKET FUND
--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES

Yield                                                                       0.9%
Average Weighted Maturity                                                29 days
Average Quality                                                            MIG-1
Expense Ratio                                                             0.15%*
--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

MIG-1/SP-1+                                                                  63%
A-1/P-1                                                                       36
AAA                                                                            1
--------------------------------------------------------------------------------
Total                                                                       100%
--------------------------------------------------------------------------------







*Annualized

PENNSYLVANIA LONG-TERM
TAX-EXEMPT FUND
--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES

                                                       COMPARATIVE         BROAD
                                             FUND           INDEX*       INDEX**
--------------------------------------------------------------------------------
Number of Issues                              378            9,079        48,257
Yield                                                           --            --
  Investor Shares                            4.0%
  Admiral Shares                             4.0%
Yield to Maturity                           4.2%+               --            --
Average Coupon                               4.9%             5.2%          5.2%
Average Effective Maturity              7.3 years        7.2 years     9.1 years
Average Quality                               AAA              AA+           AA+
Average Duration                        5.7 years        5.8 years     6.3 years
Expense Ratio                                                   --            --
  Investor Shares                         0.15%++
  Admiral Shares                          0.09%++
Short-Term Reserves                            4%               --            --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES

                                      COMPARATIVE                          BROAD
                               FUND        INDEX*             FUND       INDEX**
--------------------------------------------------------------------------------
R-Squared                      0.98          1.00             0.99          1.00
Beta                           0.94          1.00             1.08          1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)


Under 1 Year                                                                  5%
1-5 Years                                                                     25
5-10 Years                                                                    51
10-20 Years                                                                   15
20-30 Years                                                                    3
Over 30 Years                                                                  1
--------------------------------------------------------------------------------
Total                                                                       100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

AAA                                                                          90%
AA                                                                             5
A                                                                              3
BBB                                                                            2
--------------------------------------------------------------------------------
Total                                                                       100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS
Credit Quality          High
Average Maturity        Long
--------------------------------------------------------------------------------





 *Lehman 10 Year Municipal Bond Index.
**Lehman Municipal Bond Index.                 VISIT OUR WEBSITE AT VANGUARD.COM
 +Before expenses.                       FOR REGULARLY UPDATED FUND INFORMATION.
++Annualized.

GLOSSARY OF INVESTMENT TERMS


AVERAGE COUPON. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE EFFECTIVE MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

AS OF 5/31/2004 PERFORMANCE SUMMARIES


ALL OF THE RETURNS IN THIS REPORT REPRESENT PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS THAT MAY BE ACHIEVED BY THE FUNDS. (FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, WHICH MAY BE HIGHER OR LOWER THAN THAT CITED, VISIT OUR WEBSITE AT WWW.VANGUARD.COM.) AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. The annualized yield shown for this fund reflects current earnings more closely than do the average annual returns. FOR BOND FUNDS, BOTH INVESTMENT RETURNS AND PRINCIPAL VALUE CAN FLUCTUATE WIDELY, SO AN INVESTOR'S SHARES, WHEN SOLD, COULD BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.


PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1993-MAY 31, 2004
--------------------------------------------------------------------------------
                   PENNSYLVANIA TAX-EXEMPT                               AVERAGE
                      MONEY MARKET FUND                                    FUND*
FISCAL                      TOTAL                                          TOTAL
YEAR                       RETURN                                         RETURN
--------------------------------------------------------------------------------
1994                         2.6%                                           2.4%
1995                         3.7                                            3.5
1996                         3.4                                            3.1
1997                         3.5                                            3.2
1998                         3.3                                            3.0
1999                         3.1                                            2.7
2000                         3.9%                                           3.6%
2001                         2.9                                            2.5
2002                         1.3                                            1.0
2003                         0.9                                            0.6
2004**                       0.4                                            0.2
--------------------------------------------------------------------------------
SEC 7-DAY Annualized Yield (5/31/2004): 0.94%

* Returns for the Average Pennsylvania Tax-Exempt Money Market Fund are derived from data provided by Lipper Inc.
**Six months ended May 31, 2004.
Note: See Financial Highlights table on page 35 for dividend information.



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004

THIS TABLE PRESENTS AVERAGE ANNUAL TOTAL RETURNS THROUGH THE LATEST CALENDAR QUARTER--RATHER THAN THROUGH THE END OF THE FISCAL PERIOD. SECURITIES AND EXCHANGE COMMISSION RULES REQUIRE THAT WE PROVIDE THIS INFORMATION.

                                                               TEN YEARS
                                          ONE   FIVE  --------------------------
                         INCEPTION DATE  YEAR  YEARS  CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------
Pennsylvania Tax-Exempt
  Money Market Fund           6/13/1988 0.86%  2.28%    0.00%     2.80%    2.80%
--------------------------------------------------------------------------------

PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1993-MAY 31, 2004
--------------------------------------------------------------------------------

                               PENNSYLVANIA LONG-TERM
                           TAX-EXEMPT FUND INVESTOR SHARES               LEHMAN*
FISCAL                   CAPITAL        INCOME               TOTAL         TOTAL
YEAR                    RETURN          RETURN              RETURN        RETURN
--------------------------------------------------------------------------------
1994                      -10.7%          5.3%               -5.4%         -4.5%
1995                        12.0           6.5                18.5          18.6
1996                         0.2           5.6                 5.8           5.7
1997                         0.7           5.5                 6.2           7.1
1998                         2.1           5.5                 7.6           8.1
1999                        -6.7           5.0                -1.7          -0.4
2000                        3.1%          5.8%                8.9%          7.7%
2001                         3.5           5.3                 8.8           8.2
2002                         1.5           5.0                 6.5           6.7
2003                         2.7           4.6                 7.3           6.9
2004**                      -2.7           2.2                -0.5          -0.1
--------------------------------------------------------------------------------
 *Lehman 10 Year Municipal Bond Index.
**Six months ended May 31, 2004.
Note: See Financial Highlights tables on page 36 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004

THIS TABLE  PRESENTS  AVERAGE ANNUAL TOTAL RETURNS  THROUGH THE LATEST  CALENDAR
QUARTER--RATHER  THAN  THROUGH  THE END OF THE  FISCAL  PERIOD.  SECURITIES  AND
EXCHANGE COMMISSION RULES REQUIRE THAT WE PROVIDE THIS INFORMATION.



                                                                                 TEN YEARS
                                                             ONE    FIVE   --------------------
                                          INCEPTION DATE    YEAR   YEARS   CAPITAL INCOME TOTAL
-----------------------------------------------------------------------------------------------
Pennsylvania Long-Term Tax-Exempt Fund
Investor Shares                                 4/7/1986   5.63%   6.11%     1.22%  5.40% 6.62%
Admiral Shares                                 5/14/2001   5.69    7.15*        --     --    --
-----------------------------------------------------------------------------------------------
*Return since inception.

ABOUT YOUR FUND'S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

* ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

--------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2004

                                BEGINNING             ENDING            EXPENSES
PENNSYLVANIA                ACCOUNT VALUE      ACCOUNT VALUE         PAID DURING
TAX-EXEMPT FUND                11/30/2003          5/31/2004             PERIOD*
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Money Market                       $1,000             $1,004               $0.75
Long-Term
  Investor Shares                   1,000                995                0.75
  Admiral Shares                    1,000                995                0.45
--------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN
Money Market                       $1,000             $1,049               $0.77
Long-Term
  Investor Shares                   1,000              1,049                0.77
  Admiral Shares                    1,000              1,050                0.46
--------------------------------------------------------------------------------
*Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.


To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

* HYPOTHETICAL 5% RETURN. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund's low-balance fee, described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

--------------------------------------------------------------------------------
ANNUALIZED EXPENSE RATIOS:
YOUR FUND COMPARED WITH ITS PEER GROUP

PENNSYLVANIA                            INVESTOR          ADMIRAL           PEER
TAX-EXEMPT FUND                           SHARES           SHARES         GROUP*
--------------------------------------------------------------------------------
Money Market                               0.15%               --          0.64%
Long-Term                                  0.15             0.09%          1.18
--------------------------------------------------------------------------------
*Peer groups are: for the Pennsylvania Tax-Exempt Money Market Fund, the Average Pennsylvania Tax-Exempt Money Market Fund; for the Pennsylvania Long-Term Tax-Exempt Fund, the Average Pennsylvania Municipal Debt Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2003.


The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

AS OF 5/31/2004 FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------------------------------------------------
                                                                                                  FACE         MARKET
PENNSYLVANIA TAX-EXEMPT                                                 MATURITY                AMOUNT         VALUE*
MONEY MARKET FUND                                          COUPON           DATE                 (000)          (000)
---------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (101.2%)
---------------------------------------------------------------------------------------------------------------------
Allegheny County PA Higher Educ. Auth.Rev.
  (Univ. of Pittsburgh Medical Center
  Children's Hosp.) VRDO                                    1.06%       6/7/2004 LOC           $10,000     $   10,000
Allegheny County PA Higher Educ. Auth.Rev.
  (Washington & Jefferson College) VRDO                     1.14%       6/7/2004 LOC            15,200         15,200
Allegheny County PA Higher Educ. Building Auth.
  (Carnegie Mellon Univ.)VRDO                               1.10%       6/1/2004                64,250         64,250
Allegheny County PA Hosp. Dev. Auth.Rev.
  (Presbyterian Univ. Health System) VRDO                   1.07%       6/7/2004 (1)            14,100         14,100
Allegheny County PA Hosp. Dev. Auth.Rev.
  (Presbyterian Univ. Health System) VRDO                   1.10%       6/7/2004 LOC             8,170          8,170
Allegheny County PA Hosp. Dev. Auth.Rev.
  (Univ. of Pittsburgh Medical Center)TOB VRDO              1.08%       6/7/2004 (1)*            4,995          4,995
Allegheny County PA IDA Rev.
  (Children's Museum of Pittsburgh) PUT                     2.00%       6/7/2004 LOC             6,000          6,000
Allegheny County PA IDA Rev.
  (Western PA School for Blind Children) PUT                0.85%       7/1/2004                10,000         10,000
Berks County PA GO VRDO                                     1.04%       6/7/2004 (1)            14,000         14,000
Berks County PA IDA (Lutheran Health Care) VRDO             1.07%       6/7/2004 (2)             17,40         17,400
Bethlehem PA Area School Dist. GO TOB VRDO                  1.12%       6/7/2004 (3)*           19,800         19,800
Central Bucks PA School Dist. VRDO                          1.11%       6/7/2004 (3)            12,170         12,170
Chester County PA Health & Educ. Fac. Auth. Rev.
  (Jefferson Health System)VRDO                             1.05%       6/7/2004                26,070         26,070
Chester County PA Health & Educ. Fac. Auth. Rev.
  (Jefferson Health System)VRDO                             1.10        6/7/2004                20,000         20,000
Chester County PA IDA (Archdiocese of Philadelphia) VRDO    1.13%       6/7/2004 LOC             7,000          7,000

---------------------------------------------------------------------------------------------------------------------
                                                                                                  FACE         MARKET
PENNSYLVANIA TAX-EXEMPT                                                 MATURITY                AMOUNT         VALUE*
MONEY MARKET FUND                                          COUPON           DATE                 (000)          (000)
---------------------------------------------------------------------------------------------------------------------
Cumberland County PA Muni. Auth.College Rev.
  (Dickinson College) PUT                                   1.11%      11/1/2004 LOC           $13,005         13,005
Dallastown Area School Dist. York County PA GO VRDO         1.11%       6/7/2004 (3)            21,670         21,670
Daniel Boone PA Area School Dist. GO VRDO                   1.07%       6/7/2004 (2)             9,995          9,995
Dauphin County PA General Auth. Hosp.Rev.
  (Reading Hosp. & Medical Center) VRDO                     1.06%       6/7/2004                11,390         11,390
Delaware County PA Hosp. Auth. Rev.
  (Crozer-Chester Medical Center) VRDO                      1.07%       6/7/2004 LOC             9,670          9,670
Delaware County PA Hosp. Auth. Rev.
  (Crozer-Chester Medical Center) VRDO                      1.17%       6/7/2004 LOC             4,400          4,400
Delaware County PA IDA Airport Fac.
  (United Parcel Service)VRDO                               0.98%       6/1/2004                23,275         23,275
Delaware County PA IDA PCR (BP Exploration & Oil) VRDO      1.08%       6/1/2004                19,300         19,300
Delaware County PA IDA PCR (BP Exploration & Oil) VRDO      1.08%       6/1/2004                10,750         10,750
Delaware County PA IDA PCR (PECO) CP                        1.04%      6/14/2004 LOC            15,500         15,500
Delaware County PA IDA Refunding Resource Recovery Fac.
  (General Electric Capital Corp.) VRDO                     1.03%       6/7/2004                42,600         42,600
Delaware County PA IDA Refunding Resource Recovery Fac.
  (General Electric Capital Corp.) VRDO                     1.03%       6/7/2004                 8,375          8,375
Delaware County PA IDA Refunding Resource Recovery Fac.
  (General Electric Capital Corp.) VRDO                     1.03%       6/7/2004                 8,235          8,235
Delaware County PA IDA Refunding Resource Recovery Fac.
  (General Electric Capital Corp.) VRDO                     1.03%       6/7/2004                 8,595          8,595
Delaware County PA IDA Solid Waste Rev.
  (Scott Paper Co.) VRDO                                    1.07%       6/7/2004                 8,700          8,700
Delaware County PA IDA Solid Waste Rev.
  (Scott Paper Co.) VRDO                                    1.07%       6/7/2004                10,000         10,000
Delaware County PA IDA Solid Waste Rev.
  (Scott Paper Co.) VRDO                                    1.07%       6/7/2004                17,000         17,000
Delaware County PA IDA Solid Waste Rev.
  (Scott Paper Co.) VRDO                                    1.07%       6/7/2004                17,600         17,600
Delaware County PA IDA Solid Waste Rev.
  (Scott Paper Co.) VRDO                                    1.07%       6/7/2004                23,005         23,005
Franklin County PA IDA Healthcare Rev.
  (Chambersburg Hosp.) VRDO                                 1.15%       6/7/2004 (2)             6,600          6,600
Geisinger Health System Auth. of Pennsylvania Rev.
  (Penn State Geisinger Health System) VRDO                 1.08%       6/1/2004                 5,550          5,550
Indiana County PA IDA (Exelon Generation) VRDO              1.05%       6/7/2004 LOC             4,000          4,000
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (St. Luke's Hosp.) VRDO                                   1.02%       6/1/2004 LOC             6,200          6,200
Manheim Township PA School Dist. VRDO                       1.11%       6/7/2004 (4)             9,000          9,000
Mercersburg Borough PA General Purpose Auth.
  (Mercersburg College) VRDO                                1.07%       6/7/2004 LOC             7,700          7,700
Mercersburg Borough PA General Purpose Auth.
  (Mercersburg College) VRDO                                1.07%       6/7/2004 LOC             9,415          9,415
Montgomery County PA IDA PCR
  (Exelon Generation Co.) CP                                1.05%       6/9/2004 LOC             5,000          5,000
Montgomery County PA IDA PCR
  (Exelon Generation Co.) CP                                0.92%      6/10/2004                10,000         10,000
Montgomery County PA IDA PCR
  (Exelon Generation Co.) CP                                0.95%      6/11/2004                37,800         37,800


---------------------------------------------------------------------------------------------------------------------
                                                                                                  FACE         MARKET
PENNSYLVANIA TAX-EXEMPT                                                 MATURITY                AMOUNT         VALUE*
MONEY MARKET FUND                                          COUPON           DATE                 (000)          (000)
---------------------------------------------------------------------------------------------------------------------
Montgomery County PA IDA PCR
  (Exelon Generation Co.) CP                                1.12%       8/9/2004              $  2,330          2,330
Montgomery County PA IDA PCR (PECO) CP                      0.92%       6/7/2004                16,200         16,200
Montgomery County PA IDA PCR (PECO) CP                      1.15%      8/26/2004 LOC            13,340         13,340
Northampton County PA General Purpose Auth. Univ. Rev.
  (Lafayette College)                                       2.00%     11/23/2004                13,460         13,518
Northampton County PA General Purpose Auth. Univ. Rev.
  (Lehigh Univ.) VRDO                                       1.06%       6/7/2004                21,780         21,780
Northampton County PA General Purpose Auth. Univ. Rev.
  (Lehigh Univ.) VRDO                                       1.07%       6/7/2004                13,700         13,700
Northampton County PA Higher Educ.Auth. Rev.
  (Lehigh Univ.) VRDO                                       1.06%       6/7/2004                12,085         12,085
Northeastern PA Hosp. & Educ. Auth.Rev.
  (Wilkes Univ.) VRDO                                       1.06%       6/7/2004 LOC            12,110         12,110
Northeastern PA Hosp. & Educ. Auth.Rev.
  (Wilkes Univ.) VRDO                                       1.06%       6/7/2004 LOC             3,915          3,915
Pennsbury PA School Dist. TOB VRDO                          1.08%       6/7/2004(3)*             5,120          5,120
Pennsbury PA School Dist. VRDO                              1.07%       6/7/2004(3)              7,705          7,705
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project) VRDO                                     1.06%       6/7/2004 LOC            30,625         30,625
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Merck & Co. West Point)VRDO                              1.13%       6/7/2004                18,000         18,000
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Merck & Co.) VRDO                                        1.13%       6/7/2004                21,900         21,900
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Reliant Energy Seward Project) VRDO                      1.11%       6/7/2004 LOC             9,600          9,600
Pennsylvania GO                                             6.00%       7/1/2004                 4,990          5,010
Pennsylvania GO                                             5.00%      9/15/2004                 2,800          2,833
Pennsylvania GO                                             6.70%     11/15/2004 (3)(Prere.)     6,930          7,212
Pennsylvania GO                                             5.00%       1/1/2005 (1)             5,000          5,115
Pennsylvania GO                                             6.00%       2/1/2005                53,910         55,706
Pennsylvania GO                                             5.50%       5/1/2005 (3)(Prere.)     8,025          8,463
Pennsylvania GO                                             5.50%       5/1/2005 (3)(Prere.)    12,000         12,654
Pennsylvania GO TOB VRDO                                    1.08%       6/7/2004 (1)*           14,775         14,775
Pennsylvania GO TOB VRDO                                    1.08%       6/7/2004 *               2,835          2,835
Pennsylvania GO TOB VRDO                                    1.08%       6/7/2004 (1)*           10,730         10,730
Pennsylvania GO TOB VRDO                                    1.11%       6/7/2004 *               9,075          9,075
Pennsylvania GO TOB VRDO                                    1.12%       6/7/2004 *              30,835         30,835
Pennsylvania GO TOB VRDO                                    1.14%       6/7/2004 (3)*            5,845          5,845
Pennsylvania GO TOB VRDO                                    1.14%       6/7/2004 (1)*            8,365          8,365
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                    1.07%       6/7/2004 (2)            20,700         20,700
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                    1.09%       6/7/2004 (2)             6,800          6,800
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                    1.09%       6/7/2004 (2)            10,800         10,800
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                    1.09%       6/7/2004 (2)            30,200         30,200
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                    1.09%       6/7/2004 (2)            34,200         34,200
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                    1.09%       6/7/2004 (2)            22,800         22,800


---------------------------------------------------------------------------------------------------------------------
                                                                                                  FACE         MARKET
PENNSYLVANIA TAX-EXEMPT                                                 MATURITY                AMOUNT         VALUE*
MONEY MARKET FUND                                          COUPON           DATE                 (000)          (000)
---------------------------------------------------------------------------------------------------------------------
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                    1.10%       6/7/2004 (4)           $12,900         12,900
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                    1.13%       6/7/2004 (2)            27,500         27,500
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                    1.13%       6/7/2004 (2)            13,500         13,500
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                    1.13%       6/7/2004 (4)            43,500         43,500
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Carnegie Mellon Univ.)VRDO                               1.08%       6/1/2004                 8,815          8,815
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Carnegie Mellon Univ.)VRDO                               1.08%       6/1/2004                16,500         16,500
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Carnegie Mellon Univ.)VRDO                               1.08%       6/1/2004                17,250         17,250
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Carnegie Mellon Univ.)VRDO                               1.08%       6/1/2004                11,200         11,200
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Drexel Univ.) VRDO                                       1.06%       6/7/2004 LOC            22,500         22,500
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Muhlenberg College) VRDO                                 1.08%       6/1/2004                12,100         12,100
Pennsylvania Higher Educ. Fac. Auth.
Rev.
  (State System of Higher Educ.) VRDO                       1.04%       6/7/2004 (2)            16,700         16,700
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Temple Univ.) VRDO                                       1.08%       6/1/2004 LOC            33,835         33,835
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Univ. of Pennsylvania Health System
  Obligated Group)VRDO                                      1.08%       6/7/2004 LOC            71,330         71,330
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Univ. of Pennsylvania Health System
  Obligated Group) VRDO                                     1.08%       6/7/2004 LOC            70,500         70,500
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Univ. of Pennsylvania Health System
  Obligated Group) VRDO                                     1.08%       6/7/2004 LOC            58,000         58,000
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Univ. of the Sciences) VRDO                              1.06%       6/7/2004 LOC            23,000         23,000
Pennsylvania Higher Educ. Fac. Auth.
  Student Housing Rev. (Student Assoc. Inc. Project
  California Univ. of Pennsylvania) VRDO                    1.09%       6/7/2004 LOC            11,999         11,999
Pennsylvania Housing Finance Agency Rev. TOB VRDO           1.11%       6/7/2004 *               5,995          5,995
Pennsylvania Housing Finance Agency Rev. TOB VRDO           1.11%       6/7/2004 *               8,545          8,545
Pennsylvania Housing Finance Agency Rev. TOB VRDO           1.11%       6/7/2004 *               7,495          7,495
Pennsylvania Housing Finance Agency Rev. TOB VRDO           1.13%       6/7/2004 *              58,300         58,300
Pennsylvania Housing Finance Agency Rev. TOB VRDO           1.13%       6/7/2004 (4)*           12,000         12,000
Pennsylvania Housing Finance Agency Rev. TOB VRDO           1.13%       6/7/2004 (3)*            9,500          9,500
Pennsylvania Housing Finance Agency Rev. VRDO               1.08%       6/7/2004                35,220         35,220
Pennsylvania Intergovernmental
  Cooperation Auth. Rev.VRDO                                1.07%       6/7/2004 (2)            25,000         25,000
Pennsylvania State Univ. Rev.                               5.00%       3/1/2005                 6,935          7,119
Pennsylvania State Univ. Rev. VRDO                          1.07%       6/7/2004                53,275         53,275
Pennsylvania State Univ. Rev. VRDO                          1.07%       6/7/2004                 4,700          4,700
Pennsylvania Turnpike Comm.
  Oil Franchise Tax Rev. VRDO                               1.12%       6/7/2004 (1)*            2,610          2,610

---------------------------------------------------------------------------------------------------------------------
                                                                                                  FACE         MARKET
PENNSYLVANIA TAX-EXEMPT                                                 MATURITY                AMOUNT         VALUE*
MONEY MARKET FUND                                          COUPON           DATE                 (000)          (000)
---------------------------------------------------------------------------------------------------------------------
Pennsylvania Turnpike Comm. Rev. VRDO                       1.10%       6/1/2004               $15,300     $   15,300
Pennsylvania Turnpike Comm. Rev. VRDO                       1.05%       6/7/2004                50,620         50,620
Pennsylvania Turnpike Comm. Rev. VRDO                       1.06%       6/7/2004                 5,500          5,500
Pennsylvania Turnpike Comm. Rev. VRDO                       1.06%       6/7/2004                12,800         12,800
Pennsylvania Turnpike Comm. Rev. VRDO                       1.06%       6/7/2004                 8,600          8,600
Pennsylvania Turnpike Comm. Rev. VRDO                       1.07%       6/7/2004                42,380         42,380
Philadelphia PA Auth. IDR
  (Regional Performing Arts Center Project) VRDO            1.06%       6/7/2004 LOC             1,050          1,050
Philadelphia PA GO TOB VRDO                                 1.08%       6/7/2004(4)*             5,970          5,970
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
  (Children's Hosp. of Philadelphia) VRDO                   1.08%       6/1/2004                   420            420
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
  (Children's Hosp. of Philadelphia) VRDO                   1.08%       6/1/2004 (1)             1,500          1,500
Philadelphia PA IDA Rev.
  (Philadelphia Airport System) TOB VRDO                    1.18%       6/7/2004 (3)*            3,380          3,380
Philadelphia PA Muni. Auth. Rev.                            4.00%      5/15/2005 (4)             2,500          2,561
Philadelphia PA School Dist. TOB VRDO                       1.08%       6/7/2004 (3)*            5,995          5,995
Philadelphia PA School Dist. TOB VRDO                       1.08%       6/7/2004 (3)*            6,680          6,680
Philadelphia PA School Dist. TOB VRDO                       1.11%       6/7/2004 (3)*            4,995          4,995
Philadelphia PA TRAN                                        2.00%      6/30/2004                25,000         25,020
Philadelphia PA Water & Waste Water Rev. VRDO               1.02%       6/7/2004 (2)             6,990          6,990
Philadelphia PA Water & Waste Water Rev. VRDO               1.04%       6/7/2004 (4)            85,300         85,300
Sayre PA Health Care Fac. Auth. Rev.(VHA of Pennsylvania,
  Pooled Capital Asset Financial Program) VRDO              1.06%       6/7/2004 (2)             2,000          2,000
Sayre PA Health Care Fac. Auth. Rev.(VHA of Pennsylvania,
  Pooled Capital Asset Financial Program) VRDO              1.06%       6/7/2004 (2)             3,955          3,955
Sayre PA Health Care Fac. Auth. Rev.(VHA of Pennsylvania,
  Pooled Capital Asset Financial Program) VRDO              1.06%       6/7/2004 (2)             2,150          2,150
Sayre PA Health Care Fac. Auth. Rev.(VHA of Pennsylvania,
  Pooled Capital Asset Financial Program) VRDO              1.06%       6/7/2004 (2)             1,800          1,800
Sayre PA Health Care Fac. Auth. Rev.(VHA of Pennsylvania,
  Pooled Capital Asset Financial Program) VRDO              1.06%       6/7/2004 (2)             6,500          6,500
Sayre PA Health Care Fac. Auth. Rev.(VHA of Pennsylvania,
  Pooled Capital Asset Financial Program) VRDO              1.08%       6/7/2004 (2)             2,300          2,300
Sayre PA Health Care Fac. Auth. Rev.(VHA of Pennsylvania,
  Pooled Capital Asset Financial Program) VRDO              1.08%       6/7/2004 (2)             3,000          3,000
Sayre PA Health Care Fac. Auth. Rev.(VHA of Pennsylvania,
  Pooled Capital Asset Financial Program) VRDO              1.08%       6/7/2004 (2)             4,700          4,700
Sayre PA Health Care Fac. Auth. Rev.(VHA of Pennsylvania,
  Pooled Capital Asset Financial Program) VRDO              1.08%       6/7/2004 (2)            12,200         12,200
Seneca Valley PA School Dist. GO TOB VRDO                   1.12%       6/7/2004 (1)*           23,320         23,320
South Fork PA Hosp. Auth. Rev.
  (Conemaugh Valley Hosp.)VRDO                              1.02%       6/1/2004 (1)            21,490         21,490
St. Mary's Hosp. Auth. Bucks County PA Rev.
  (Catholic Health Initiatives) VRDO                        1.05%       6/7/2004                11,500         11,500
State Public School Building Auth. Pennsylvania School Rev.
  (Parkland School Dist.) VRDO                              1.11%       6/7/2004 (3)            15,730         15,730
State Public School Building Auth. Pennsylvania School Rev.
  (Philadelphia School Dist.) TOB VRDO                      1.08%       6/7/2004 (4)*            4,995          4,995
State Public School Building Auth. Pennsylvania School Rev.
  (Philadelphia School Dist.) TOB VRDO                      1.14%       6/7/2004 (4)*            5,000          5,000

---------------------------------------------------------------------------------------------------------------------
                                                                                                  FACE         MARKET
PENNSYLVANIA TAX-EXEMPT                                                 MATURITY                AMOUNT         VALUE*
MONEY MARKET FUND                                          COUPON           DATE                 (000)          (000)
---------------------------------------------------------------------------------------------------------------------
Temple Univ. of the Commonwealth System of
  Higher Educ. Pennsylvania Univ. Funding Obligation        2.25%       5/2/2005               $39,000     $   39,347
Union County PA Higher Educ. Auth. Rev.
  (Bucknell Univ.) VRDO                                     1.06%       6/7/2004                 5,385          5,385
Univ. of Pittsburgh of the Commonwealth System of
  Higher Educ. Pennsylvania (Univ. Capital Project) VRDO    1.06%       6/7/2004                10,700         10,700
Univ. of Pittsburgh of the Commonwealth System of
  Higher Educ. Pennsylvania (Univ. Capital Project) VRDO    1.06%       6/7/2004                20,300         20,300
Univ. of Pittsburgh of the Commonwealth System of
  Higher Educ. Pennsylvania (Univ. Capital Project) VRDO    1.06%       6/7/2004                30,400         30,400
Univ. of Pittsburgh of the Commonwealth System of
  Higher Educ. Pennsylvania (Univ. Capital Project) VRDO    1.08%       6/7/2004                 9,400          9,400
Univ. of Pittsburgh of the Commonwealth System of
  Higher Educ. Pennsylvania (Univ. Capital Project) VRDO    1.08%       6/7/2004                 3,800          3,800
Univ. of Pittsburgh of the Commonwealth System of
  Higher Educ. Pennsylvania (Univ. Capital Project) VRDO    1.08%       6/7/2004                13,800         13,800
Univ. of Pittsburgh of the Commonwealth System of
  Higher Educ. Pennsylvania (Univ. Capital Project) VRDO    1.08%       6/7/2004                 8,000          8,000
Univ. of Pittsburgh of the Commonwealth System of
  Higher Educ. Pennsylvania (Univ. Capital Project) VRDO    1.08%       6/7/2004                12,900         12,900
Univ. of Pittsburgh of the Commonwealth System of
  Higher Educ. Pennsylvania (Univ. Capital Project) VRDO    1.08%       6/7/2004                13,600         13,600
Univ. of Pittsburgh of the Commonwealth System of
  Higher Educ. Pennsylvania (Univ. Capital Project) VRDO    1.08%       6/7/2004                 3,865          3,865
Univ. of Pittsburgh of the Commonwealth System of
  Higher Educ. Pennsylvania (Univ. Capital Project) VRDO    1.08%       6/7/2004                 3,200          3,200
Univ. of Pittsburgh of the Commonwealth System of
  Higher Educ. Pennsylvania (Univ. Capital Project) VRDO    1.08%       6/7/2004                 5,000          5,000
Univ. of Pittsburgh of the Commonwealth System of
  Higher Educ. Pennsylvania (Univ. Capital Project) VRDO    1.08%       6/7/2004                 5,000          5,000
Univ. of Pittsburgh of the Commonwealth System of
  Higher Educ. Pennsylvania Pittsburgh Asset Notes          2.00%      12/3/2004                48,000         48,216
Washington County PA Higher Educ.
  (Pooled Equipment Lease Program) VRDO                     1.11%       6/7/2004 LOC            24,135         24,135
York County PA IDA (PECO) CP                                1.04%       6/7/2004                16,440         16,440
OUTSIDE PENNSYLVANIA:
Puerto Rico Electric Power Auth. Rev.                      6.375%       7/1/2004 (Prere.)        7,085          7,258
Puerto Rico GO                                              6.45%       7/1/2004                 3,000          3,058
Puerto Rico Govt. Dev. Bank VRDO                            0.97%       6/7/2004 (1)             2,800          2,800
Puerto Rico Highway & Transp. Auth. Rev. TOB PUT0            .95%      6/17/2004 (1)*            7,740          7,740
Puerto Rico Highway & Transp. Auth. Rev. VRDO               1.06%       6/7/2004 (2)            15,700         15,700
Puerto Rico Infrastructure Financing Auth.
  Special Obligation Bonds TOB PUT                          1.15%       6/7/2004 *              12,400         12,400
Puerto Rico Infrastructure Financing Auth.
  Special Tax Rev. TOB PUT                                  0.95%      6/17/2004 (2)*            6,515          6,515
Puerto Rico Public Finance Corp. TOB PUT                    0.95%      6/17/2004 (2)*            7,015          7,015
Puerto Rico Public Finance Corp. TOB VRDO                   1.08%       6/7/2004 (11)*          11,395         11,395
Puerto Rico TRAN                                            2.00%      7/30/2004                19,045         19,075
---------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $2,613,408)                                                                                         2,613,408
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
PENNSYLVANIA TAX-EXEMPT                                                   VALUE*
MONEY MARKET FUND                                                          (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.2%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                $    18,287
Liabilities                                                             (50,429)
                                                                      ----------
                                                                        (32,142)
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
APPLICABLE TO 2,581,109,993 OUTSTANDING $.001 PAR VALUE SHARES
  OF BENEFICIAL INTEREST (UNLIMITED AUTHORIZATION)                   $2,581,266
================================================================================

NET ASSET VALUE PER SHARE                                                 $1.00
================================================================================
*See Note A in Notes to Financial Statements.
*Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2004, the aggregate value of these securities was $322,220,000, representing 12.5% of net assets.
For key to abbreviations and other references, see page 32.


--------------------------------------------------------------------------------
AT MAY 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                            AMOUNT          PER
                                                             (000)        SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                         $2,581,118        $1.00
Undistributed Net Investment Income                              -            -
Accumulated Net Realized Gains                                 148            -
Unrealized Appreciation                                          -            -
--------------------------------------------------------------------------------
NET ASSETS                                              $2,581,266        $1.00
================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                  FACE         MARKET
PENNSYLVANIA LONG-TERM                                                  MATURITY                AMOUNT         VALUE*
TAX EXEMPT FUND                                            COUPON           DATE                 (000)          (000)
---------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.4%)
---------------------------------------------------------------------------------------------------------------------
Adams County PA GO                                          5.30%      5/15/2011 (3)(Prere.)   $10,240     $   11,312
Allegheny County PA Airport Rev.
  (Pittsburgh International Airport)                        6.00%       1/1/2014 (3)             4,295          4,615
Allegheny County PA Airport Rev.
  (Pittsburgh International Airport)                        5.00%       1/1/2017 (1)            12,205         12,425
Allegheny County PA Airport Rev.
  (Pittsburgh International Airport)                        5.00%       1/1/2019 (1)            15,750         15,962
Allegheny County PA GO                                      0.00%       4/1/2010 (1)             2,000          1,601
Allegheny County PA GO                                      5.75%      11/1/2011 (3)             1,725          1,948
Allegheny County PA GO                                      5.50%      11/1/2013 (3)             1,455          1,606
Allegheny County PA GO                                      5.50%      11/1/2014 (3)             1,050          1,157
Allegheny County PA GO                                     5.375%      11/1/2016 (1)             4,100          4,434
Allegheny County PA GO                                     5.375%      11/1/2016 (1)             3,725          4,029
Allegheny County PA GO                                     5.375%      11/1/2017 (1)             2,880          3,099
Allegheny County PA GO                                     5.375%      11/1/2017 (1)             3,600          3,873
Allegheny County PA GO                                     5.375%      11/1/2018 (1)             2,000          2,142
Allegheny County PA GO                                     5.375%      11/1/2019 (1)             2,645          2,818
Allegheny County PA GO                                      5.25%      11/1/2021 (3)             3,000          3,133
Allegheny County PA Hosp. Dev.Auth. Rev.
  (Catholic Health East)                                    5.25%     11/15/2013 (2)             1,000          1,069
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Magee Women's Hosp.)                                     6.00%      10/1/2010 (3)             4,235          4,828
Allegheny County PA Hosp. Dev.Auth. Rev.
  (Univ. of Pittsburgh)                                     5.60%       4/1/2017 (1)             2,000          2,141
Allegheny County PA Hosp. Dev.Auth. Rev.
  (Univ. of Pittsburgh)                                     6.00%       7/1/2026 (1)             1,875          2,108
Allegheny County PA Hosp. Dev.Auth. Rev.
  (Univ. of Pittsburgh)                                     6.00%       7/1/2027 (1)             9,325         10,497
Allegheny County PA Port Auth. Rev.                         6.00%       3/1/2009 (1)(Prere.)     2,565          2,910
Allegheny County PA Port Auth. Rev.                         6.00%       3/1/2009 (1)(Prere.)    16,000         18,150
Allegheny County PA Port Auth. Rev.                         6.00%       3/1/2009 (1)(Prere.)     4,310          4,889
Allegheny County PA Port Auth. Rev.                         6.25%       3/1/2009 (1)(Prere.)     3,740          4,284
Allegheny County PA Port Auth. Rev.                        5.375%       3/1/2012 (3)             4,965          5,476
Allegheny County PA Port Auth. Rev.                         5.50%       3/1/2013 (3)             7,000          7,707
Allegheny County PA Port Auth. Rev.                         5.50%       3/1/2014 (3)             2,355          2,582
Allegheny County PA Port Auth. Rev.                         5.50%       3/1/2015 (3)             3,000          3,254
Allegheny County PA Port Auth. Rev.                         5.50%       3/1/2016 (3)             1,500          1,616
Allegheny County PA Port Auth. Rev.                         5.50%       3/1/2016 (3)             2,750          2,947
Allegheny County PA Sanitation Auth. Sewer Rev.             6.00%      12/1/2007 (1)(Prere.)    54,630         61,652
Allegheny County PA Sanitation Auth. Sewer Rev.             6.00%      12/1/2010 (1)             1,500          1,715
Allegheny County PA Sanitation Auth. Sewer Rev.             6.00%      12/1/2011 (1)             1,490          1,699
Allegheny County PA Sanitation Auth. Sewer Rev.             5.75%         12/1/2 (1)             1,180          1,329
Allegheny County PA Sanitation Auth. Sewer Rev.             5.75%      12/1/2013 (1)             2,000          2,251
Allegheny County PA Sanitation Auth. Sewer Rev.            5.375%      12/1/2014 (1)             6,370          6,955
Allegheny County PA Sanitation Auth. Sewer Rev.             6.25%      12/1/2014 (1)             9,660         10,072
Allegheny County PA Sanitation Auth. Sewer Rev.            5.375%      12/1/2015 (1)             3,375          3,655
Allegheny County PA Sanitation Auth. Sewer Rev.            5.375%      12/1/2016 (1)             3,545          3,811
Allegheny County PA Sanitation Auth. Sewer Rev.             5.50%      12/1/2016 (3)(ETM)       11,295         11,477
Allegheny County PA Sanitation Auth. Sewer Rev.            5.375%      12/1/2017 (1)             5,000          5,345
Allegheny County PA Sanitation Auth. Sewer Rev.            5.375%      12/1/2018 (1)            15,000         15,975
Allegheny County PA Sanitation Auth. Sewer Rev.             5.50%      12/1/2030 (1)            14,030         14,565

---------------------------------------------------------------------------------------------------------------------
                                                                                                  FACE         MARKET
PENNSYLVANIA LONG-TERM                                                  MATURITY                AMOUNT         VALUE*
TAX EXEMPT FUND                                            COUPON           DATE                 (000)          (000)
---------------------------------------------------------------------------------------------------------------------
Berks County PA GO                                          0.00%     11/15/2013 (3)           $ 7,250    $     4,804
Berks County PA GO                                          0.00%     11/15/2014 (3)             8,615          5,375
Berks County PA GO                                          0.00%     11/15/2015 (3)             6,250          3,661
Berks County PA Hosp. Rev. (Reading Hosp.)                  6.10%      10/1/2004 (1)(Prere.)    16,500         17,097
Berks County PA Hosp. Rev. (Reading Hosp.)                  5.70%      10/1/2014 (1)             4,500          5,046
Bethlehem PA Area School Dist.                             5.375%      3/15/2012 (3)(Prere.)     7,500          8,363
Blair County PA Hosp. Auth. Rev. (Altoona Hosp.)            5.50%       7/1/2019 (2)             4,480          4,881
Bucks County PA IDA (Pennswood Village Project)             6.00%      10/1/2034                 2,600          2,625
Bucks County PA IDA Solid Waste Rev.
  (Waste Management Project) PUT                            4.90%       2/1/2008                 6,400          6,549
Carlisle PA Area School Dist. GO                           5.375%       3/1/2016 (1)             1,550          1,671
Carlisle PA Area School Dist. GO                           5.375%       3/1/2017 (1)             1,635          1,755
Carlisle PA Area School Dist. GO                           5.375%       3/1/2018 (1)             1,725          1,844
Carlisle PA Area School Dist. GO                           5.375%       3/1/2019 (1)             1,820          1,936
Center City Philadelphia PA Business Improvement            5.50%      12/1/2015 (2)             6,955          7,392
Central Bucks PA School Dist.                               5.50%      5/15/2015 (3)             5,540          6,047
Central Bucks PA School Dist.                               5.50%      5/15/2017 (3)             3,785          4,107
Central Bucks PA School Dist.                               5.50%      5/15/2018 (3)             2,400          2,595
Central Bucks PA School Dist.                               5.50%      5/15/2018 (3)             1,500          1,616
Central Dauphin PA School Dist. GO                          0.00%       6/1/2004 (2)             4,800          4,800
Chester County PA Health & Educ. Fac. Auth. Rev.
  Chester County Hosp.)                                    5.875%       7/1/2016 (1)             7,870          8,431
Chester County PA Health & Educ. Fac. Auth. Rev.
  (Jefferson Health System)                                5.125%      5/15/2018 (2)            12,445         12,713
Chester County PA Health & Educ. Fac. Auth. Rev.
  (Jefferson Health System)                                 5.25%      5/15/2022 (2)            36,580         37,121
Chester County PA Health & Educ. Fac. Auth. Rev.
  (Jefferson Health System) VRDO                            1.10%       6/7/2004                 3,970          3,970
Coatesville PA School Dist. GO                              5.75%       4/1/2007 (4)(Prere.)    10,080         10,970
Cumberland County PA Muni. Auth. College Rev.
  (Dickinson College)                                       5.50%      11/1/2030 (2)             3,230          3,328
Dauphin County PA General Auth.Hosp. Rev.
  (West Pennsylvania Hosp.)                                 5.50%       7/1/2013 (1)(ETM)  5     5,000          5,298
Delaware County PA Auth. Rev. (Catholic Health East)        5.25%     11/15/2012 (2)             3,300          3,535
Delaware County PA Auth. Rev. (Catholic Health East)        5.25%     11/15/2013 (2)             4,665          4,986
Delaware County PA Auth. Univ. Rev. (Villanova Univ.)       5.00%      12/1/2028 (1)             6,050          5,976
Delaware County PA Hosp. Auth. Rev.
  (Crozer-Chester Medical Center)                           5.30%        12/2027                 8,905          7,900
Delaware County PA Hosp. Auth. Rev.
  (Crozer-Chester Medical Center) VRDO                      1.07%       6/7/2004 LOC             8,000          8,000
Delaware County PA Hosp. Auth. Rev.
  (Delaware County  Memorial Hosp.)                         5.50%      8/15/2013 (1)            12,000         12,719
Delaware County PA IDA Resource Recovery Rev.
  (American Fuel)                                           6.10%       7/1/2013                10,500         11,023
Delaware County PA IDA Rev. (Suburban Water Co. Project)    5.15%       9/1/2032 (2)             5,500          5,409
Delaware County PA Regional
  Water Quality Control Auth. Rev.                          5.50%       5/1/2014 (3)             2,405          2,640
Delaware County PA Regional
  Water Quality Control Auth. Rev.                          5.50%       5/1/2016 (3)             2,685          2,904
Delaware River Joint Toll Bridge Comm.
  Pennsylvania & New Jersey Rev.                            5.70%       1/1/2023 (4)             8,345          8,954

---------------------------------------------------------------------------------------------------------------------
                                                                                                  FACE         MARKET
PENNSYLVANIA LONG-TERM                                                  MATURITY                AMOUNT         VALUE*
TAX EXEMPT FUND                                            COUPON           DATE                 (000)          (000)
---------------------------------------------------------------------------------------------------------------------
Delaware River Joint Toll Bridge Comm.
  Pennsylvania & New Jersey Rev.                            5.50%       1/1/2026 (3)           $13,025    $    13,510
Erie PA School Dist. GO                                     0.00%       9/1/2010 (4)             5,665          4,447
Erie PA School Dist. GO                                     5.80%       9/1/2010 (2)(Prere.)     4,500          5,103
Erie PA School Dist. GO                                     0.00%       9/1/2011 (4)             5,780          4,302
Erie PA School Dist. GO                                     0.00%       9/1/2013 (4)             2,780          1,855
Erie PA School Dist. GO                                     0.00%       5/1/2016 (1)(ETM)        3,175          1,795
Erie PA School Dist. GO                                     0.00%       9/1/2016 (4)             5,785          3,211
Erie PA School Dist. GO                                     0.00%       9/1/2018 (4)             1,615            794
Geisinger Health System Auth. of Pennsylvania Rev.
  (Penn State Geisinger Health System) VRDO                 1.08%       6/1/2004                   800            800
Hazleton PA Area School Dist. GO                            5.50%       3/1/2011 (3)             3,740          4,175
Hazleton PA Area School Dist. GO                            5.75%       3/1/2012 (3)             1,420          1,613
Hazleton PA Area School Dist. GO                            6.00%       3/1/2016 (3)            18,245         21,023
Hazleton PA Area School Dist. GO                            0.00%       3/1/2017 (3)             4,425          2,383
Hazleton PA Area School Dist. GO                            0.00%       3/1/2022 (3)             5,265          2,065
Lake Lehman PA School Dist. GO                              0.00%       4/1/2014 (1)             1,290            825
Lake Lehman PA School Dist. GO                              0.00%       4/1/2015 (1)             1,295            778
Lake Lehman PA School Dist. GO                              0.00%       4/1/2016 (1)             1,310            742
Lake Lehman PA School Dist. GO                              0.00%       4/1/2017 (1)             1,315            702
Lake Lehman PA School Dist. GO                              0.00%       4/1/2018 (1)             1,000            502
Lancaster County PA GO                                      6.25%       5/1/2010 (3)             4,370          5,046
Lancaster County PA GO                                      6.25%       5/1/2010 (3)             4,605          5,317
Lancaster County PA GO                                      5.50%      11/1/2016 (3)             1,025          1,118
Lancaster County PA GO                                      5.50%      11/1/2017 (3)             1,060          1,153
Lancaster County PA GO                                      5.50%      11/1/2018 (3)             1,120          1,213
Lancaster County PA GO                                      5.50%      11/1/2019 (3)             1,175          1,268
Lancaster County PA Hosp. Auth. Rev.
  (Willow Valley Retirement Project)                       5.875%       6/1/2021                 1,000          1,032
Lancaster County PA Hosp. Auth. Rev.
  (Willow Valley Retirement Project)                       5.875%       6/1/2031                 6,000          6,111
Lancaster PA School Dist. GO                               5.375%      2/15/2017 (3)             5,590          5,891
Latrobe PA IDA (Saint Vincent College)                      5.60%       5/1/2021                 1,635          1,664
Latrobe PA IDA (Saint Vincent College                       5.70%       5/1/2031                 2,165          2,176
Lebanon County Health Fac. Auth. Rev. (Good Samaritan)      6.00%     11/15/2035                10,500         10,448
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                           5.625%       7/1/2005 (1)(Prere.)       800            851
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                            5.70%       7/1/2010 (1)             3,905          4,134
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                           5.375%       7/1/2014 (4)               900            966
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                            7.00%       7/1/2016 (1)             4,415          5,392
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                           5.625%       7/1/2025 (1)             9,200          9,541
Luzerne County PA GO                                        0.00%     11/15/2016 (1)             2,360          1,224
Luzerne County PA GO                                        0.00%     11/15/2027 (1)             2,390          1,164
Luzerne County PA GO                                        5.25%     12/15/2021 (3)             5,320          5,700
McKeesport PA Area School Dist. GO                          0.00%      10/1/2004 (1)             1,040          1,035
McKeesport PA Area School Dist. GO                          0.00%      10/1/2005 (1)             1,050          1,026
McKeesport PA Area School Dist. GO                          0.00%      10/1/2006 (1)             2,015          1,905

---------------------------------------------------------------------------------------------------------------------
                                                                                                  FACE         MARKET
PENNSYLVANIA LONG-TERM                                                  MATURITY                AMOUNT         VALUE*
TAX EXEMPT FUND                                            COUPON           DATE                 (000)          (000)
---------------------------------------------------------------------------------------------------------------------
McKeesport PA Area School Dist. GO                          0.00%      10/1/2007 (1)           $ 2,080    $     1,887
McKeesport PA Area School Dist. GO                          0.00%      10/1/2008 (1)             2,270          1,964
McKeesport PA Area School Dist. GO                          0.00%      10/1/2009 (1)             2,020          1,662
McKeesport PA Area School Dist. GO                          0.00%      10/1/2010 (1)             1,840          1,440
McKeesport PA Area School Dist. GO                          0.00%      10/1/2011 (1)             1,835          1,362
McKeesport PA Area School Dist. GO                          0.00%      10/1/2014 (1)             2,040          1,277
McKeesport PA Area School Dist. GO                          0.00%      10/1/2015 (1)             2,040          1,198
McKeesport PA Area School Dist. GO                          0.00%      10/1/2016 (1)             4,655          2,574
McKeesport PA Area School Dist. GO                          0.00%      10/1/2018 (2)             3,075          1,514
McKeesport PA Area School Dist. GO                          0.00%      10/1/2028 (2)             2,340            606
Montgomery County PA GO                                     5.00%      7/15/2019                 8,800          9,045
Montgomery County PA GO                                    5.375%     10/15/2025                 7,930          8,232
Mount Lebanon PA Hosp. Dev. Auth.Rev.
  (St. Clair Memorial Hosp.)                                6.25%       7/1/2006 (3)             7,150          7,749
Nazareth PA School Dist. GO                                 5.50%      5/15/2005 (2)(Prere.)     1,500          1,557
Neshaminy PA School Dist. GO                                5.70%      2/15/2014 (3)             8,795          9,566
North Hills PA School Dist. GO                              5.25%     11/15/2007 (3)(Prere.)     7,440          8,070
Northampton County PA Higher Educ. Auth. Rev.
  (Lehigh Univ.) VRDO                                       1.06%       6/7/2004                 1,900          1,900
Northampton County PA IDA PCR (Central Metro. Edison)       6.10%      7/15/2021 (1)             4,410          4,659
Northeastern PA Hosp. & Educ.Health Rev.
  (Wyoming Valley Health)                                   5.25%       1/1/2016 (2)             5,910          6,182
Northeastern PA Hosp. & Educ.Health Rev.
  (Wyoming Valley Health)                                   5.25%       1/1/2026 (2)             2,850          2,859
Owen J. Roberts School Dist. Pennsylvania GO                5.50%      8/15/2017 (4)             1,495          1,624
Owen J. Roberts School Dist. Pennsylvania GO               5.375%      5/15/2018 (1)             1,635          1,729
Parkland PA School Dist. GO                                5.375%       9/1/2015 (3)             3,050          3,366
Parkland PA School Dist. GO                                5.375%       9/1/2016 (3)             2,000          2,205
Pennsylvania Convention Center Auth. Rev.                   0.00%       9/1/2004 (3)(ETM)        5,000          4,983
Pennsylvania Convention Center Auth. Rev.                   6.70%       9/1/2016 (3)(ETM)       25,150         30,189
Pennsylvania Convention Center Auth. Rev.                   6.00%       9/1/2019 (3)(ETM)       14,275         16,514
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project)                                          6.00%      11/1/2007                   920            965
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project)                                          6.00%      11/1/2010                 1,095          1,127
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project)                                          6.00%      11/1/2011                 1,160          1,186
Pennsylvania GO                                            5.375%      5/15/2006 (3)(Prere.)     5,000          5,388
Pennsylvania GO                                             6.00%      1/15/2011                 3,000          3,394
Pennsylvania GO                                             5.25%      10/15/211                11,200         12,282
Pennsylvania GO                                             5.25%      10/15/212                11,300         12,321
Pennsylvania GO                                             5.00%       7/1/2013 (3)            45,000         48,829
Pennsylvania GO                                            5.125%      1/15/2014                17,630         18,852
Pennsylvania GO                                             5.25%       2/1/2014 (1)            27,485         30,215
Pennsylvania GO                                             5.25%     10/15/2014                 8,850          9,563
Pennsylvania GO                                             5.75%      10/1/2015 (3)            19,850         21,846
Pennsylvania GO                                             5.00%     11/15/2015 (2)            5,000           5,199
Pennsylvania GO                                            5.125%      3/15/2017 (2)             7,990          8,321
Pennsylvania Higher Educ. Assistance Agency Rev.           6.125%     12/15/2010 (1)(Prere.)     2,000          2,310
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                    1.09%       6/7/2004 (2)             4,100          4,100

---------------------------------------------------------------------------------------------------------------------
                                                                                                  FACE         MARKET
PENNSYLVANIA LONG-TERM                                                  MATURITY                AMOUNT         VALUE*
TAX EXEMPT FUND                                            COUPON           DATE                 (000)          (000)
---------------------------------------------------------------------------------------------------------------------
Pennsylvania Higher Educ. Fac. Auth. Health Services Rev.
  (Allegheny/Delaware Valley Obligated Group)              5.875%     11/15/2016 (1)           $19,900    $    21,279
Pennsylvania Higher Educ. Fac. Auth. Health Services Rev.
  (Allegheny/Delaware Valley Obligated Group)              5.875%     11/15/2021 (1)             3,040          3,191
Pennsylvania Higher Educ. Fac. Auth. Health Services Rev.
  (Allegheny/Delaware Valley Obligated Group)              5.875%     11/15/2021 (1)             6,505          6,829
Pennsylvania Higher Educ. Fac. Auth. Rev.                   5.50%      6/15/2017 (2)               935          1,008
Pennsylvania Higher Educ. Fac. Auth. Rev.                  5.625%      6/15/2019 (2)             1,160          1,258
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Bryn Mawr College)                                       5.25%      12/1/2012 (2)            11,120         12,265
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Bryn Mawr College)                                      5.625%      12/1/2014 (1)             2,200          2,414
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Carnegie Mellon Univ.) VRDO                              1.08%       6/1/2004                 7,200          7,200
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Muhlenberg College)VRDO                                  1.08%       6/1/2004                 2,200          2,000
Pennsylvania Higher Educ. Fac. Auth. Rev. (Temple Univ.)    5.25%       4/1/2011 (1)             3,545          3,833
Pennsylvania Higher Educ. Fac. Auth. Rev.
(UPMC Health Systems)                                       6.25%      1/15/2016                 3,120          3,395
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (UPMC Health Systems)                                     6.00%      1/15/2022                 5,000          5,230
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (UPMC Health Systems)                                     6.00%      1/15/2031                 5,000          5,188
Pennsylvania Higher Educ. Fac. Auth. Rev. (Widener Univ.)   5.00%      7/15/2020                 2,360          2,294
Pennsylvania Higher Educ. Fac. Auth. Rev. (Widener Univ.)   5.40%      7/15/2036                 3,000          2,913
Pennsylvania Higher Educ. Fac. Auth. Rev. PUT               5.00%       5/1/2011                 9,505          9,969
Pennsylvania Housing Finance Agency Rev.                    6.15%      10/1/2020                 5,000          5,185
Pennsylvania Housing Finance Agency Rev.                    5.25%       4/1/2021                 5,000          5,064
Pennsylvania Housing Finance Agency Rev.                    5.40%      10/1/2024                 4,305          4,436
Pennsylvania Housing Finance Agency Rev.                    5.35%      10/1/2031                13,000         13,060
Pennsylvania IDA Auth. Rev. (Econ. Dev.)                    5.50%       7/1/2016 (2)            14,865         16,199
Pennsylvania IDA Auth. Rev. (Econ. Dev.)                    5.50%       7/1/2017 (2)             7,000          7,583
Pennsylvania IDA Auth. Rev. (Econ. Dev.)                    5.50%       7/1/2018 (2)             7,630          8,239
Pennsylvania IDA Auth. Rev. (Econ. Dev.)                    5.50%       7/1/2019 (2)             6,340          6,823
Pennsylvania IDA Auth. Rev. (Econ. Dev.)                    5.50%       7/1/2020 (2)             4,495          4,817
Pennsylvania IDA Auth. Rev. (Econ. Dev.)                    5.50%       7/1/2021 (2)             6,500          6,940
Pennsylvania Intergovernmental Cooperation Auth. Rev.       7.00%      6/15/2005 (3)(Prere.)     2,250          2,378
Pennsylvania Intergovernmental Cooperation Auth. Rev.       5.25%      6/15/2013 (3)            10,000         10,796
Pennsylvania Intergovernmental Cooperation Auth. Rev.      5.625%      6/15/2013 (3)             2,605          2,773
Pennsylvania Intergovernmental Cooperation Auth. Rev.       5.25%      6/15/2014 (3)            10,765         11,610
Pennsylvania Intergovernmental Cooperation Auth. Rev.       5.25%      6/15/2017 (3)             7,830          8,278
Pennsylvania State Univ. Rev.                               5.00%       9/1/2024                10,625         10,641
Pennsylvania State Univ. Rev.                               5.00%       9/1/2029                 7,625          7,474
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.         5.125%      12/1/2016 (2)(ETM)          995          1,062
Pennsylvania Turnpike Comm. Rev.                           5.625%       6/1/2012 (3)             9,000         10,079
Pennsylvania Turnpike Comm. Rev.                           5.625%       6/1/2013 (3)             8,000          8,897
Pennsylvania Turnpike Comm. Rev.                           5.375%      7/15/2013 (2)             2,810          3,075
Pennsylvania Turnpike Comm. Rev.                            5.50%      12/1/2013 (3)             5,000          5,617
Pennsylvania Turnpike Comm. Rev.                           5.375%      7/15/2014 (2)             5,350          5,827
Pennsylvania Turnpike Comm. Rev.                           5.375%      7/15/2015 (2)             6,370          6,878
Pennsylvania Turnpike Comm. Rev.                           5.375%      7/15/2016 (2)             1,000          1,072

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
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
                                                                                                  FACE         MARKET
PENNSYLVANIA LONG-TERM                                                  MATURITY                AMOUNT         VALUE*
TAX EXEMPT FUND                                            COUPON           DATE                 (000)          (000)
---------------------------------------------------------------------------------------------------------------------
Pennsylvania Turnpike Comm. Rev.                           5.375%      7/15/2017 (2)          $  7,550    $     8,051
Pennsylvania Turnpike Comm. Rev.                           5.375%      7/15/2018 (2)             1,505          1,599
Pennsylvania Turnpike Comm. Rev.                           5.375%      7/15/2019 (2)             2,500          2,647
Pennsylvania Turnpike Comm. Rev.                            5.50%      12/1/2031 (2)*           17,610         18,426
Pennsylvania Turnpike Comm. Rev.                            5.50%      7/15/2032 (2)            12,010         12,483
Pennsylvania Turnpike Comm. Rev. VRDO                       1.10%       6/1/2004                14,200         14,200
Pennsylvania Turnpike Comm. Rev. VRDO                       1.10%       6/1/2004                 2,6002         2,600
Philadelphia PA Gas Works Rev.                              5.25%       7/1/2011 (4)             3,965          4,257
Philadelphia PA Gas Works Rev.                             5.375%       7/1/2012 (4)             4,000          4,315
Philadelphia PA Gas Works Rev.                             5.375%       7/1/2014 (4)             4,310          4,639
Philadelphia PA Gas Works Rev.                             5.375%       7/1/2016 (4)            13,280         14,523
Philadelphia PA Gas Works Rev.                             5.375%       7/1/2018 (4)            11,555         12,601
Philadelphia PA GO                                          6.00%     11/15/2010 (3)             1,065          1,107
Philadelphia PA GO                                          6.00%     11/15/2011 (3)             1,145          1,190
Philadelphia PA GO                                          6.00%     11/15/2012 (3)             1,270          1,320
Philadelphia PA GO                                          6.00%     11/15/2013 (3)               715            743
Philadelphia PA GO                                          5.25%      3/15/2014 (4)             1,750          1,867
Philadelphia PA GO                                          5.25%      9/15/2014 (4)             7,460          8,057
Philadelphia PA GO                                          5.25%      3/15/2015 (4)             2,600          2,751
Philadelphia PA GO                                          5.25%      9/15/2015 (4)             4,775          5,066
Philadelphia PA GO                                          5.25%      9/15/2016 (4)             6,425          6,804
Philadelphia PA GO                                          5.25%      9/15/2017 (4)             9,155          9,696
Philadelphia PA GO                                          5.25%      9/15/2018 (4)             2,135          2,258
Philadelphia PA GO                                          5.00%      5/15/2020 (1)             8,000          8,159
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
  (Children's Hosp. of Philadelphia) VRDO                   1.08%       6/1/2004 (1)             3,500          3,500
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
  (Jefferson Health System)                                5.125%      5/15/2018 (2)             5,700          5,823
Philadelphia PA IDA Rev. (Philadelphia Airport System)      5.75%      6/15/2010 (3)             4,440          4,842
Philadelphia PA IDA Rev. (Philadelphia Airport System)     5.375%      6/15/2012 (3)             1,000          1,062
Philadelphia PA IDA Rev. (Philadelphia Airport System)      5.50%       7/1/2012 (3)             5,505          5,998
Philadelphia PA IDA Rev. (Philadelphia Airport System)      5.50%      6/15/2013 (3)             1,030          1,107
Philadelphia PA IDA Rev. (Philadelphia Airport System)     5.375%       7/1/2013 (3)            10,000         10,574
Philadelphia PA IDA Rev. (Philadelphia Airport System)      5.50%       7/1/2013 (3)             5,825          6,304
Philadelphia PA IDA Rev. (Philadelphia Airport System)      5.50%      6/15/2014 (3)             1,090          1,155
Philadelphia PA IDA Rev. (Philadelphia Airport System)      5.50%       7/1/2014 (3)             6,155          6,525
Philadelphia PA IDA Rev. (Philadelphia Airport System)      5.25%      6/15/2015 (3)             5,695          5,982
Philadelphia PA IDA Rev. (Philadelphia Airport System)      5.50%      6/15/2015 (3)             1,150          1,224
Philadelphia PA IDA Rev. (Philadelphia Airport System)      5.50%       7/1/2015 (3)             6,435          6,854
Philadelphia PA IDA Rev. (Philadelphia Airport System)      5.50%      6/15/2016 (3)             1,210          1,286
Philadelphia PA IDA Rev. (Philadelphia Airport System)      5.50%       7/1/2016 (3)             5,000          5,315
Philadelphia PA IDA Rev. (Philadelphia Airport System)      5.50%      6/15/2017 (3)             1,280          1,351
Philadelphia PA IDA Rev. (Philadelphia Airport System)      5.50%      6/15/2018 (3)             1,350          1,415
Philadelphia PA IDA Rev. (Philadelphia Airport System)      5.50%       7/1/2018 (3)             4,000          4,194
Philadelphia PA Muni. Auth. Rev.                            5.25%     11/15/2015 (4)             5,610          6,030
Philadelphia PA Muni. Auth. Rev.                            5.25%     11/15/2016 (4)            10,000         10,652
Philadelphia PA Muni. Auth. Rev.                            5.25%     11/15/2017 (4)             8,515          9,003
Philadelphia PA Muni. Auth. Rev.                            5.25%     11/15/2018 (4)             3,000          3,155
Philadelphia PA Parking Auth. Rev.                          5.40%       9/1/2011 (2)             4,520          4,859
Philadelphia PA Parking Auth. Rev.                          5.40%       9/1/2012 (2)             5,990          6,439
Philadelphia PA Parking Auth. Rev.                          5.40%       9/1/2015 (2)             6,350          6,758
Philadelphia PA Parking Auth. Rev.                          5.50%       9/1/2018 (2)             4,250          4,527

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
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
                                                                                                  FACE         MARKET
PENNSYLVANIA LONG-TERM                                                  MATURITY                AMOUNT         VALUE*
TAX EXEMPT FUND                                            COUPON           DATE                 (000)          (000)
---------------------------------------------------------------------------------------------------------------------
Philadelphia PA Parking Auth. Rev.                         5.125%      2/15/2024 (2)          $  1,045    $     1,055
Philadelphia PA Parking Auth. Rev.                          5.25%       9/1/2029 (4)             3,530          3,572
Philadelphia PA Redev. Auth. Rev.                           5.50%      4/15/2015 (3)             3,000          3,272
Philadelphia PA Redev. Auth. Rev.                           5.50%      4/15/2017 (3)             2,255          2,446
Philadelphia PA Redev. Auth. Rev.                           5.50%      4/15/2019 (3)             2,815          3,032
Philadelphia PA Redev. Auth. Rev.                           5.50%      4/15/2020 (3)             2,000          2,147
Philadelphia PA Redev. Auth. Rev.                           5.50%      4/15/2022 (3)             5,275          5,575
Philadelphia PA School Dist. GO                             5.50%       9/1/2005 (2)(Prere.)     1,150          1,228
Philadelphia PA School Dist. GO                             5.25%       2/1/2012 (4)             1,000          1,099
Philadelphia PA School Dist. GO                             5.75%       2/1/2012 (4)             7,420          8,285
Philadelphia PA School Dist. GO                             5.50%       2/1/2013 (4)             1,800          1,981
Philadelphia PA School Dist. GO                             5.75%       2/1/2013 (4)             6,415          7,162
Philadelphia PA School Dist. GO                             5.50%       2/1/2014 (4)             2,500          2,739
Philadelphia PA School Dist. GO                             5.50%       2/1/2015 (4)             2,000          2,177
Philadelphia PA School Dist. GO                             5.50%       9/1/2015 (2)             9,330          9,848
Philadelphia PA School Dist. GO                             5.50%       2/1/2016 (4)             4,520          4,918
Philadelphia PA School Dist. GO                             5.50%       2/1/2017 (4)             2,000          2,167
Philadelphia PA School Dist. GO                             5.25%       4/1/2017 (1)             3,000          3,158
Philadelphia PA School Dist. GO                            5.625%       8/1/2017 (3)             1,000          1,076
Philadelphia PA School Dist. GO                             5.50%       2/1/2018 (4)             1,000          1,080
Philadelphia PA School Dist. GO                             5.50%       9/1/2018 (2)             4,000          4,183
Philadelphia PA School Dist. GO                            5.625%       8/1/2019 (3)             6,500          6,954
Philadelphia PA School Dist. GO                            5.625%       8/1/2020 (3)             6,000          6,394
Philadelphia PA School Dist. GO                            5.625%       8/1/2022 (3)             1,000          1,059
Philadelphia PA School Dist. GO                             5.50%       9/1/2025 (2)            14,750         15,299
Philadelphia PA School Dist. GO                            5.375%       4/1/2027 (2)             1,490          1,521
Philadelphia PA School Dist. GO                             5.50%       2/1/2031 (4)             6,200          6,403
Philadelphia PA Water & Waste Water Rev.                    7.00%      6/15/2010 (3)            33,865         40,154
Philadelphia PA Water & Waste Water Rev.                    7.00%      6/15/2011 (3)            35,685         42,906
Philadelphia PA Water & Waste Water Rev.                    6.25%       8/1/2011 (1)             3,750          4,354
Philadelphia PA Water & Waste Water Rev.                    5.50%       8/1/2014 (1)            12,900         13,674
Philadelphia PA Water & Waste Water Rev.                    5.25%     12/15/2014 (2)             7,100          7,793
Philadelphia PA Water & Waste Water Rev.                    5.25%      11/1/2016 (3)             5,040          5,392
Philadelphia PA Water & Waste Water Rev.                    5.25%      11/1/2017 (3)             5,460          5,807
Philadelphia PA Water & Waste Water Rev.                    5.60%       8/1/2018 (1)             5,920          6,243
Philadelphia PA Water & Waste Water Rev.                   5.375%      11/1/2019 (3)             4,155          4,427
Philadelphia PA Water & Waste Water Rev. VRDO               1.02%       6/7/2004 (2)            19,100         19,100
Pine-Richland School Dist. Pennsylvania GO                  5.50%       9/1/2006 (4)(Prere.)     3,430          3,682
Pittsburgh PA GO                                            5.75%       9/1/2009 (3)(Prere.)     4,505          5,017
Pittsburgh PA GO                                            6.00%       9/1/2009 (3)(Prere.)     4,450          5,008
Pittsburgh PA GO                                            5.50%       9/1/2013 (2)            10,965         11,920
Pittsburgh PA GO                                           5.125%       9/1/2014 (3)             8,435          8,864
Pittsburgh PA GO                                            5.50%       9/1/2014 (2)            12,000         13,166
Pittsburgh PA GO                                           5.125%       9/1/2015 (3)             6,395          6,513
Pittsburgh PA GO                                            5.50%       9/1/2015 (2)             4,140          4,425
Pittsburgh PA GO                                            5.25%       9/1/2017 (3)             4,980          5,090
Pittsburgh PA School Dist. GO                               5.25%       3/1/2008 (3)(Prere.)     7,000          7,594
Pittsburgh PA School Dist. GO                               5.25%       3/1/2008 (3)(Prere.)     5,200          5,642
Pittsburgh PA School Dist. GO                               5.35%       3/1/2008 (3)(Prere.)     3,510          3,820
Pittsburgh PA School Dist. GO                               0.00%       8/1/2009 (2)             4,000          3,313
Pittsburgh PA School Dist. GO                               5.50%       9/1/2009 (4)(Prere.)     2,680          2,974
Pittsburgh PA School Dist. GO                               5.50%       9/1/2009 (4)(Prere.)     2,985          3,313

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
---------------------------------------------------------------------------------------------------------------------
                                                                                                  FACE         MARKET
PENNSYLVANIA LONG-TERM                                                  MATURITY                AMOUNT         VALUE*
TAX EXEMPT FUND                                            COUPON           DATE                 (000)          (000)
---------------------------------------------------------------------------------------------------------------------
Pittsburgh PA School Dist. GO                              5.375%       9/1/2014 (4)           $ 1,755    $     1,933
Pittsburgh PA School Dist. GO                               5.50%       9/1/2016 (4)             4,000          4,421
Pittsburgh PA School Dist. GO                               5.50%       9/1/2018 (4)             2,880          3,180
Pittsburgh PA Water & Sewer Auth. Rev.                     7.625%       9/1/2004 (3)(ETM)        1,850          1,880
Pittsburgh PA Water & Sewer Auth. Rev.                      7.25%       9/1/2014 (3)(ETM)       25,210         29,930
Pittsburgh PA Water & Sewer Auth. Rev.                      0.00%       9/1/2027 (3)            12,765          3,442
Pittsburgh PA Water & Sewer Auth. Rev.                      0.00%       9/1/2028 (3)             8,965          2,278
Pittsburgh PA Water & Sewer Auth. Rev.                      0.00%       9/1/2029 (3)            31,755          7,611
Reading PA School Dist. GO                                  0.00%      1/15/2015 (3)             9,260          5,429
Reading PA School Dist. GO                                  0.00%      1/15/2016 (3)             9,270          5,088
Sayre PA Health Care Fac. Auth. Rev.
 (Guthrie Health Care System)                               6.25%      12/1/2013                 2,000          2,200
Sayre PA Health Care Fac. Auth. Rev.
 (Guthrie Health Care System)                               6.25%      12/1/2014                 1,925          2,099
Sayre PA Health Care Fac. Auth. Rev.
 (Guthrie Health Care System)                               6.25%      12/1/2015                 2,045          2,212
Sayre PA Health Care Fac. Auth. Rev.
 (Guthrie Health Care System)                               6.25%      12/1/2016                 3,225          3,466
Sayre PA Health Care Fac. Auth. Rev.
 (Guthrie Health Care System)                               6.25%      12/1/2017                 6,640          7,153
Sayre PA Health Care Fac. Auth. Rev.
 (Guthrie Health Care System)                               6.25%      12/1/2018                 2,500          2,691
Sayre PA Health Care Fac. Auth. Rev.
 (Guthrie Health Care System)                               5.75%      12/1/2021                 3,000          3,091
Sayre PA Health Care Fac. Auth. Rev.
 (Guthrie Health Care System)                              5.875%      12/1/2031                12,500         12,730
Sayre PA Health Care Fac. Auth. Rev. (VHA of Pennsylvania,
 Pooled Capital Asset Financial Program) VRDO               1.06%       6/7/2004 (2)               300            300
Sayre PA Health Care Fac. Auth. Rev. (VHA of Pennsylvania,
 Pooled Capital Asset Financial Program) VRDO               1.08%       6/7/2004 (2)             1,000          1,000
Sayre PA Health Care Fac. Auth. Rev. (VHA of Pennsylvania,
 Pooled Capital Asset Financial Program) VRDO               1.08%       6/7/2004 (2)             1,400          1,400
Scranton-Lackawanna PA Health & Welfare Auth. Rev.
 (Mercy Health System)                                     5.625%       1/1/2016 (1)             5,490          5,865
Scranton-Lackawanna PA Health & Welfare Auth. Rev.
 (Mercy Health System)                                      5.70%       1/1/2023 (1)             9,205          9,740
South Fork PA Hosp. Auth. Rev. (Conemaugh Valley Hosp.)    5.625%       7/1/2010 (6)             2,300          2,501
South Fork PA Hosp. Auth. Rev. (Conemaugh Valley Hosp.)     5.75%       7/1/2018 (6)             7,000          7,797
Southeastern Pennsylvania Transp. Auth. Rev.                5.45%       3/1/2011 (3)             3,730          4,051
Southeastern Pennsylvania Transp. Auth. Rev.               5.375%       3/1/2017 (3)             2,500          2,659
Southeastern Pennsylvania Transp. Auth. Rev.               5.375%       3/1/2022 (3)            15,825         16,536
St. Mary's Hosp. Auth. Bucks County PA Rev.
 (Catholic Health Initiatives)                             5.375%       6/1/2008 (Prere.)        2,525          2,770
St. Mary's Hosp. Auth. Bucks County PA Rev.
 (Catholic Health Initiatives)                             5.375%       6/1/2008 (Prere.)        2,340          2,567
Univ. Area Pennsylvania Joint Auth. Sewer Rev.              5.00%      11/1/2012 (1)             1,505          1,620
Univ. Area Pennsylvania Joint Auth. Sewer Rev.              5.00%      11/1/2013 (1)             1,580          1,686
Univ. Area Pennsylvania Joint Auth. Sewer Rev.              5.00%      11/1/2014 (1)             1,655          1,754
Univ. of Pittsburgh of the Commonwealth System of
 Higher Educ. Pennsylvania (Univ. Capital Project)          5.25%       6/1/2017 (3)             6,995          7,394
Univ. of Pittsburgh of the Commonwealth System of
 Higher Educ. Pennsylvania (Univ. Capital Project) VRDO     1.06%       6/7/2004                 3,930          3,930

---------------------------------------------------------------------------------------------------------------------
                                                                                                  FACE         MARKET
PENNSYLVANIA LONG-TERM                                                  MATURITY                AMOUNT         VALUE*
TAX EXEMPT FUND                                            COUPON           DATE                 (000)          (000)
---------------------------------------------------------------------------------------------------------------------
Univ. of Pittsburgh of the Commonwealth System of           1.08%       6/7/2004              $  1,800    $     1,800
 Higher Educ. Pennsylvania (Univ. Capital Project) VRDO
Univ. of Pittsburgh PA Rev.                                 5.50%       6/1/2010 (1)             5,285          5,769
Univ. of Pittsburgh PA Rev.                                 5.50%       6/1/2014 (1)            11,780         12,859
Upper Darby PA School Dist. GO                              5.00%       5/1/2019 (2)             5,970          6,082
Warwick PA School Dist.  GO                                5.375%      2/15/2015 (3)             2,435          2,610
Warwick PA School Dist. GO                                 5.375%      2/15/2016 (3)             2,570          2,749
Washington County PA Hosp. Auth. Rev.
 (Washington Hosp.)                                         5.25%       7/1/2010 (2)             1,750          1,882
Washington County PA Hosp. Auth. Rev.
 (Washington Hosp.)                                        5.125%       7/1/2011 (2)             1,840          1,965
Washington County PA Hosp. Auth. Rev.
 (Washington Hosp.)                                        5.125%       7/1/2012 (2)             1,935          2,084
Washington County PA Hosp. Auth. Rev.
 (Washington Hosp.)                                         5.25%       7/1/2013 (2)             2,035          2,203
Washington County PA Hosp. Auth. Rev.
 (Washington Hosp.)                                        5.375%       7/1/2014 (2)             1,640          1,785
Washington County PA Hosp. Auth. Rev.
 (Washington Hosp.)                                        5.375%       7/1/2015 (2)             2,250          2,443
Washington County PA Hosp. Auth. Rev.
 (Washington Hosp.)                                         5.50%       7/1/2016 (2)             2,375          2,597
West Cornwall Township PA Muni. Auth. College Rev.
 (Elizabethtown College)                                    6.00%     12/15/2022                 2,650          2,690
West Cornwall Township PA Muni. Auth. College Rev.
 (Elizabethtown College)                                    6.00%     12/15/2027                 2,000          2,013
West Jefferson Hills PA School Dist. GO                     5.20%       8/1/2017 (4)             1,955          2,067
West Jefferson Hills PA School Dist. GO                     5.20%       8/1/2018 (4)             2,060          2,169
West Mifflin PA School Dist. GO                            5.625%      8/15/2005 (3)(Prere.)     7,000          7,340
Westmoreland County PA Muni. Auth. Rev.                    6.125%       7/1/2017 (1)(ETM)        8,205          9,501
Westmoreland County PA Muni. Auth. Service Water Rev.       0.00%      8/15/2015 (3)             5,000          2,957
Westmoreland County PA Muni. Auth. Service Water Rev.       0.00%      8/15/2023 (1)             5,000          1,777
Westmoreland County PA Muni. Auth. Service Water Rev.       0.00%      8/15/2024 (3)             4,000          1,333
York County PA Hosp. Auth. Rev. (York Hosp.)                5.25%       7/1/2017 (2)             3,500          3,641
York County PA Hosp. Auth. Rev. (York Hosp.)                5.25%       7/1/2023 (2)             8,675          8,763
York County PA Solid Waste & Refuse Auth. Rev.              5.50%      12/1/2013 (3)             6,750          7,543
York County PA Solid Waste & Refuse Auth. Rev.              5.50%      12/1/2014 (3)             4,050          4,530
OUTSIDE PENNSYLVANIA:
Puerto Rico Electric Power Auth. Rev.                       5.50%       7/1/2020                 5,300          5,719
Puerto Rico Electric Power Auth. Rev.                       5.25%       7/1/2023 (1)            10,500         11,263
Puerto Rico GO                                              5.50%       7/1/2017 (10)            5,000          5,522
Puerto Rico GO                                              5.50%       7/1/2018 (1)            10,000         11,190
Puerto Rico GO                                              5.50%       7/1/2020 (3)             5,000          5,562
Puerto Rico GO                                              5.50%       7/1/2029 (1)            10,000         10,876
Puerto Rico Highway & Transp. Auth. Rev.                    5.50%       7/1/2019 (1)            15,000         16,735
Puerto Rico Highway & Transp. Auth. Rev.                    5.50%       7/1/2020 (1)             5,000          5,562
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.          5.00%       7/1/2012 (2)*           15,000         16,124
---------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (Cost $2,156,172)                                                                                          2,261,657
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
PENNSYLVANIA LONG-TERM                                                    VALUE*
TAX EXEMPT FUND                                                            (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                 $   35,746
Liabilities                                                             (45,146)
                                                                        --------
                                                                         (9,400)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $2,252,257
================================================================================
*See Note A in Notes to Financial Statements.
*Securities  purchased on a when-issued or delayed  delivery basis for which the fund has not taken delivery as of May 31, 2004.
For key to abbreviations and other references, see below.


--------------------------------------------------------------------------------
AT MAY 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
Paid-in Capital                                                       $2,138,861
Undistributed Net Investment Income                                           --
Accumulated Net Realized Gains                                             7,911
Unrealized Appreciation                                                  105,485
--------------------------------------------------------------------------------
NET ASSETS                                                            $2,252,257
================================================================================


Investor Shares--Net Assets
Applicable to 127,380,653 outstanding $.001
 par value shares of beneficial interest (unlimited authorization)    $1,447,295
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                $11.36
================================================================================


Admiral Shares--Net Assets
Applicable to 70,847,159 outstanding $.001
 par value shares of beneficial interest (unlimited authorization)      $804,962
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                 $11.36
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.



KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
FR--Floating Rate.
GAN--Grant Anticipation Note.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
UFSD--Union Free School District.
USD--United School District.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
The insurance does not guarantee the market value of the municipal bonds.


LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero.

--------------------------------------------------------------------------------
                                       PENNSYLVANIA                 PENNSYLVANIA
                                         TAX-EXEMPT                    LONG-TERM
                                  MONEY MARKET FUND              TAX-EXEMPT FUND
                                  ----------------------------------------------
                                            SIX MONTHS ENDED MAY 31, 2004
--------------------------------------------------------------------------------
                                              (000)                        (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Interest                                   $12,847                     $55,027
--------------------------------------------------------------------------------
   Total Income                              12,847                      55,027
--------------------------------------------------------------------------------
EXPENSES
 The Vanguard Group--Note B
   Investment Advisory Services                 164                         155
   Management and Administrative
     Investor Shares                          1,461                         926
     Admiral Shares                              --                         294
Marketing and Distribution
     Investor Shares                            251                         107
     Admiral Shares                              --                          50
Custodian Fees                                    8                          10
Shareholders' Reports
     Investor Shares                              9                           9
     Admiral Shares                              --                           1
Trustees' Fees and Expenses                       1                           1
--------------------------------------------------------------------------------
     Total Expenses                           1,894                       1,553
     Expenses Paid Indirectly--Note C            --                         (39)
--------------------------------------------------------------------------------
     Net Expenses                             1,894                       1,514
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                        10,953                      53,513
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                   249                       7,342
   Futures Contracts                             --                       1,916
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                        249                       9,258
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                         --                     (73,492)
   Futures Contracts                             --                         351
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) --                     (73,141)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $11,202                    $(10,370)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

---------------------------------------------------------------------------------------------------------------------
                                                               PENNSYLVANIA                       PENNSYLVANIA
                                                                 TAX-EXEMPT                         LONG-TERM
                                                             MONEY MARKET FUND                   TAX-EXEMPT FUND
                                                  ------------------------------       ------------------------------
                                                       SIX MONTHS           YEAR
                                                            ENDED          ENDED                 ENDED          ENDED
                                                     MAY 31, 2004  NOV. 30, 2003          MAY 31, 2004  NOV. 30, 2003
                                                            (000)          (000)                 (000)          (000)
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income                                    $ 10,953       $ 22,802              $ 53,513      $ 106,977
Realized Net Gain (Loss)                                      249             34                 9,258         16,469
Change in Unrealized Appreciation (Depreciation)               --             --              (73,141)         48,001
---------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets
   Resulting from Operations                               11,202         22,836              (10,370)        171,447
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income
 Investor Shares                                         (10,953)       (22,802)              (34,100)       (69,639)
 Admiral Shares                                                --             --              (19,413)       (37,338)
Realized Capital Gain*
 Investor Shares                                               --             --               (8,016)        (7,937)
 Admiral Shares                                                --             --               (4,499)        (4,127)
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (10,953)       (22,802)              (66,028)      (119,041)
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note F
Investor Shares                                            66,655         65,959              (26,383)      (109,599)
Admiral Shares                                                 --             --              (17,907)          4,579
 Net Increase (Decrease) from
   Capital Share Transactions                              66,655         65,959              (44,290)      (105,020)
---------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease)                                   66,904        65,993             (120,688)       (52,614)
---------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of Period                                     2,514,362      2,448,369             2,372,945      2,425,559
---------------------------------------------------------------------------------------------------------------------
End of Period                                          $2,581,266     $2,514,362            $2,252,257     $2,372,945
=====================================================================================================================
*Includes fiscal 2004 and 2003 short-term gain distributions by the Pennsylvania
Long-Term  Tax-Exempt  Fund  totaling  $2,922,000  and  $253,000,  respectively.
Short-term gain  distributions  are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

----------------------------------------------------------------------------------------------------------
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED NOVEMBER 30,
                                                    SIX MONTHS ENDED  ------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         MAY. 31, 2004    2003    2002   2001   2000    1999
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $1.00   $1.00   $1.00  $1.00  $1.00   $1.00
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                         .004    .009    .013   .028   .038    .030
 Net Realized and Unrealized Gain (Loss) on Investments          --      --      --     --     --      --
----------------------------------------------------------------------------------------------------------
 Total from Investment Operations                              .004    .009    .013   .028   .038    .030
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         (.004)  (.009)  (.013) (.028) (.038)  (.030)
 Distributions from Realized Capital Gains                       --      --      --     --     --      --
----------------------------------------------------------------------------------------------------------
Total Distributions                                           (.004)  (.009)  (.013) (.028) (.038)  (.030)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $1.00   $1.00   $1.00  $1.00  $1.00   $1.00
==========================================================================================================
TOTAL RETURN                                                  0.44%   0.91%   1.32%  2.89%  3.91%   3.06%
==========================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                        $2,581  $2,514  $2,448 $2,427 $2,127  $1,963
 Ratio of Total Expenses to Average Net Assets               0.15%*   0.17%   0.17%  0.18%  0.18%   0.19%
 Ratio of Net Investment Income to Average Net Assets        0.87%*   0.90%   1.32%  2.82%  3.83%   3.01%
==========================================================================================================
*Annualized.


PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED NOVEMBER 30,
                                                    SIX MONTHS ENDED  ------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         MAY. 31, 2004    2003    2002   2001   2000   1999
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $11.74  $11.49  $11.36 $10.98 $10.65 $11.51
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                         .264     .516    .550   .570   .584   .578
 Net Realized and Unrealized Gain (Loss) on Investments       (.318)    .307    .170   .380   .330  (.768)
----------------------------------------------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS                           (.054)    .823    .720   .950   .914  (.190)
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         (.264)  (.516)  (.550) (.570)  .584)  (.578)
 Distributions from Realized Capital Gains                    (.062)  (.057)  (.040)    --     --   (.092)
----------------------------------------------------------------------------------------------------------
   Total Distributions                                        (.326)  (.573)  (.590) (.570) (.584)  (.670)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $11.36  $11.74  $11.49 $11.36 $10.98  $10.65
==========================================================================================================
TOTAL RETURN                                                -0.50%   7.30%   6.49%  8.79%  8.86%  -1.74%
==========================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                        $1,447  $1,523  $1,598 $1,543 $1,922  $1,870
 Ratio of Total Expenses to Average Net Assets               0.15%*   0.17%   0.18%  0.20%  0.19%   0.19%
 Ratio of Net Investment Income to Average Net Assets        4.51%*   4.42%   4.81%  5.04%  5.45%   5.20%
 Portfolio Turnover Rate                                       14%*     11%     15%    13%    11%     13%
==========================================================================================================
*Annualized.




PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
--------------------------------------------------------------------------------------------------

                                                                         YEAR ENDED
                                                          SIX MONTHS    NOVEMBER 30,    MAY 14* TO
                                                               ENDED   --------------     NOV. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD          MAY 31, 2004   2003    2002          2001
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.74 $11.49  $11.36        $11.18
--------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                         .267    .523    .556          .312
 Net Realized and Unrealized Gain (Loss) on Investments       (.318)   .307    .170          .180
--------------------------------------------------------------------------------------------------
   Total from Investment Operations                           (.051)   .830    .726          .492
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         (.267)  (.523)  (.556)        (.312)
 Distributions from Realized Capital Gains                    (.062)  (.057)  (.040)            --
--------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                        (.329)  (.580)  (.596)        (.312)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $11.36  $11.74  $11.49        $11.36
==================================================================================================
TOTAL RETURN                                                -0.47%   7.36%   6.54%         4.43%
==================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                         $805    $850    $827          $729
 Ratio of Total Expenses to Average Net Assets             0.09%**   0.11%   0.12%       0.15%**
 Ratio of Net Investment Income to Average Net Assets      4.57%**   4.48%   4.86%       4.98%**
 Portfolio Turnover Rate                                     14%**     11%     15%           13%
==================================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Pennsylvania Tax-Exempt Funds comprise the Pennsylvania Tax-Exempt Money Market Fund and Pennsylvania Long-Term Tax-Exempt Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Pennsylvania.

The Long-Term Tax-Exempt Fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. The Tax-Exempt Money Market Fund offers only Investor Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the funds' pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. FUTURES CONTRACTS: The Long-Term Tax-Exempt Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2004, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                               CAPITAL CONTRIBUTION   PERCENTAGE   PERCENTAGE OF
                                        TO VANGUARD      OF FUND      VANGUARD'S
PENNSYLVANIA TAX-EXEMPT FUND                  (000)   NET ASSETS  CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                                   $370        0.01%           0.37%
Long-Term                                       336        0.01            0.34
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' investment advisor may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. For the six months ended May 31, 2004, these arrangements reduced the Long-Term Tax-Exempt Fund's expenses by $39,000.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The funds' tax-basis capital gains and losses are determined only at the end of each fiscal year.

The Long-Term Tax-Exempt Fund had realized losses totaling $1,681,000 through November 30, 2003, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At May 31, 2004, net unrealized appreciation of Long-Term Tax-Exempt Fund investment securities for tax purposes was $103,804,000, consisting of unrealized gains of $112,853,000 on securities that had risen in value since their purchase and $9,049,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended May 31, 2004, the Long-Term Tax-Exempt Fund purchased $156,865,000 of investment securities and sold $163,853,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:



----------------------------------------------------------------------------------------------
                                                SIX MONTHS ENDED                YEAR ENDED
                                                  MAY 31, 2004             NOVEMBER 30, 2003
                                        ------------------------      ------------------------
                                            AMOUNT        SHARES          AMOUNT        SHARES
PENNSYLVANIA TAX-EXEMPT FUND                 (000)         (000)           (000)         (000)
----------------------------------------------------------------------------------------------
MONEY MARKET
 Issued                                 $ 1,191,083   1,191,083     $ 2,091,071     2,091,071
 Issued in Lieu of Cash Distributions        10,318      10,318          21,445        21,445
 Redeemed                                (1,134,746) (1,134,746)     (2,046,557)   (2,046,557)
                                        ------------------------------------------------------
  Net Increase (Decrease)                    66,655      66,655          65,959        65,959
----------------------------------------------------------------------------------------------
LONG-TERM
Investor Shares
 Issued                                   $ 118,357      10,114       $ 233,470        19,966
 Issued in Lieu of Cash Distributions        30,858       2,647          56,202         4,808
 Redeemed                                  (175,598)    (15,091)       (399,271)      (34,225)
                                        ------------------------------------------------------
  Net Increase (Decrease)--Investor Shares  (26,383)     (2,330)       (109,599)       (9,451)
                                        ------------------------------------------------------
Admiral Shares
 Issued                                      71,714       6,138         188,031        16,119
 Issued in Lieu of Cash Distributions        16,138       1,384          28,264         2,418
 Redeemed                                  (105,759)     (9,108)       (211,716)      (18,128)
                                        ------------------------------------------------------
  Net Increase (Decrease)--Admiral Shares   (17,907)     (1,586)          4,579           409
----------------------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND


The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

----------------------------------------------------------------------------------------------------------------

                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------
John J. Brennan*  Chairman of the        Chairman of the Board, Chief Executive Officer, and Director/Trustee of
(1954)            Board, Chief           The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,     served by The Vanguard Group.
                  and Trustee
                  (129)
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Charles D. Ellis  Trustee                The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (129)                  to Greenwich Associates (international business strategy consulting);
January 2001                             Successor Trustee of Yale University; Overseer of the Stern School of
                                         Business at New York University; Trustee of the Whitehead Institute
                                         for Biomedical Research.
----------------------------------------------------------------------------------------------------------------
Rajiv L. Gupta    Trustee                Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (129)                  Chairman (January-September 1999), and Vice President (prior to
December 2001                            September 1999) of Rohm and Haas Co. (chemicals); Director of
                                         Technitrol, Inc. (electronic components), and Agere Systems
                                         (communications components); Board Member of the American Chemistry
                                         Council; Trustee of Drexel University.
----------------------------------------------------------------------------------------------------------------
JoAnn Heffernan   Trustee                Vice President, Chief Information Officer, and Member of the
Heisen            (129)                  Executive Committee of Johnson & Johnson (pharmaceuticals/
(1950)                                   consumer products); Director of the University Medical Center at
July 1998                                Princeton and Women's Research and Education Institute.
----------------------------------------------------------------------------------------------------------------
Burton G. Malkiel Trustee                Chemical Bank Chairman's Professor of Economics, Princeton
(1932)            (127)                  University; Director of Vanguard Investment Series plc (Irish
May 1977                                 investment fund) (since November 2001), Vanguard Group (Ireland)
                                         Limited (Irish investment management firm) (since November 2001),
                                         Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
                                         (software company).
----------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, Trustee                Chairman, President, Chief Executive Officer, and Director of NACCO
JR. (1941)        (129)                  Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                             Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
----------------------------------------------------------------------------------------------------------------
J. LAWRENCE       Trustee                Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
WILSON (1936)     (129)                  (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
April 1985                               Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
----------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON Secretary              Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)            (129)                  Secretary of The Vanguard Group and of each of the investment
June 2001                                companies served by The Vanguard Group.
----------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS Treasurer              Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)            (129)                  investment companies served by The Vanguard Group.
July 1998
----------------------------------------------------------------------------------------------------------------
*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

---------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                 MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.           RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                       GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
---------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
---------------------------------------------------------------------------------------------------------

                                                               [SHIP(R) GRAPHIC]
                                                    [THE VANGUARD GROUP(R) LOGO]
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, Explorer, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. They are also available from the SEC's website, www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q772 072004

Item 2: Not applicable.

Item 3: Not applicable.

Item 4: Not applicable.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.
        (a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       VANGUARD PENNSYLVANIA TAX-FREE FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  July 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       VANGUARD PENNSYLVANIA TAX-FREE FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  July 23, 2004

       VANGUARD PENNSYLVANIA TAX-FREE FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              THOMAS J. HIGGINS*
                TREASURER

Date:  July 23, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.